                                                                   Exhibit 10.9













                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT-SHARING PLAN

           (Conformed September, 1994 to Include the First Amendment) (Conformed November, 1995 to Include the Second Amendment)
             (Conformed April, 1996 to Include the Third Amendment)

                      MACKENZIE INVESTMENT MANAGEMENT INC.

                              PROFIT-SHARING PLAN

                               TABLE OF CONTENTS

ARTICLE 1 - Name............................................................  2

ARTICLE II- Definitions.....................................................  3

  2.1 Accrued Benefit.......................................................  3

  2.3 Actual Pre-tax Contribution Percentage................................  3

  2.4 Adjustment Factor.....................................................  3

  2.5 Affiliated Employer...................................................  3

  2.6 Anniversary Year......................................................  4

  2.7 Annual Addition.......................................................  4

  2.8 Average Actual 401(m) Contribution Percentage.........................  4

  2.9 Average Actual Pre-tax Contribution Percentage........................  4

  2.10 Beneficiary..........................................................  4

  2.11 Benefit Commencement Date............................................  5

  2.l2 Board................................................................  5

  2.l3 Code.................................................................  5

  2.14 Company..............................................................  5

  2.15 Compensation.........................................................  5

  2.16 Disability...........................................................  7

  2.17 Early Retirement Date................................................  7

  2.18 Effective Date.......................................................  7

  2.l9 Employee.............................................................  7

  2.20 Employee Contribution Account........................................  7

  2.21 Employer Contribution Account........................................  8

  2.22 Employing Company....................................................  8

  2.23 Employment Commencement Date.........................................  8

  2.24 Entry Date...........................................................  8

  2.25 ERISA................................................................  8

  2.26 Excess Aggregate 401(m) Contributions................................  8

  2.27 Excess Aggregate Pre-tax Contributions...............................  9

  2.28 Excess Individual Pre-tax Contributions..............................  9

  2.29 Family Member........................................................  9

  2.30 Highly Compensated Employee..........................................  9

  2.31 Hours of Service..................................................... 11

  2.32 Matching Contributions............................................... 14

  2.33 Non-highly Compensated Employee...................................... 14

  2.34 Normal Retirement Date............................................... 14

  2.35 One-Year Break in Service............................................ 14

  2.36 Participant.......................................................... 14

  2.37 Plan................................................................. 14

  2.38 Plan Administrator................................................... 14

  2.39 Plan Year............................................................ 14

  2.40 Postponed Retirement Date............................................ 15

  2.41 Pre-tax Contributions................................................ 15

  2.42 Pre-tax Contribution Account......................................... 15

  2.43 Reemployment Commencement Date....................................... 15

  2.44 Rollover Contributions............................................... 15

  2.45 Section 415 Compensation............................................ 15

  2.46 Service............................................................. 17

  2.47 Spouse.............................................................. 17

  2.48 Trust or Trust Fund................................................. 17

  2.49 Trustees............................................................ 17

  2.50 Valuation Date...................................................... 17

  2.51 Vested Benefit...................................................... 17

  2.52 Vesting Percentage.................................................. 18

  2.53 Year of Eligibility Service......................................... 18

  2.54 Year of Participation............................................... 18

  2.55 Year of Vesting Service............................................. 18

ARTICLE III - Participation Standards...................................... 19

  3.1 Initial Participation................................................ 19

  3.2 Termination of Participation......................................... 19

  3.3 Participation of Re-hired Former Participants........................ 19

  3.4 Years of Eligibility Service and Break-in-Service Rules.............. 19

ARTICLE IV - Contributions to Trust........................................ 20

  4.1 Employing Company Contributions...................................... 20
    4.1.1 Matching Contributions........................................... 20
    4.1.2 General Provisions Applicable to Employing Company Contributions. 21

  4.2 Pre-tax Contributions................................................ 29
    4.2.1 Compensation Reduction Agreements................................ 29
    4.2.2 General Provisions Applicable to Pre-tax Contributions........... 30

  4.3 Employee Contributions............................................... 36
    4.3.1 [Reserved]....................................................... 36
    4.3.2 Rollover Contributions and Direct Transfers into Plan............ 36
    4.3.3 General Provisions Applicable to Employee Contributions.......... 38

  4.4 Limitations on Annual Additions...................................... 38
    4.4.1 In General....................................................... 38
    4.4.2 Multiple Defined Contribution Plans.............................. 39
    4.4.3 Combination of Defined Contribution and Defined Benefit Plans.... 39
    4.4.4 Protective Procedures............................................ 41

ARTICLE V - Benefits....................................................... 43

  5.1 Retirement Benefits.................................................. 43
    5.1.1 Right to a Benefit............................................... 43
    5.1.2 Postponed Retirement............................................. 43

  5.2 Disability Benefits.................................................. 43

  5.3 Death Benefits....................................................... 43
    5.3.1 Right to a Death Benefit......................................... 43
    5.3.2 Limitation on Rights of a Married Participant's Beneficiary...... 44
    5.3.3 No Beneficiary................................................... 44

  5.4 Termination Benefits................................................. 44

ARTICLE VI- Vesting........................................................ 45

  6.1 Vesting Percentage................................................... 45

  6.2 Forfeiture........................................................... 45

  6.3 Reemployment After Termination of Service............................ 46

  6.4 Repayment of Vested Benefits......................................... 47

  6.5 Restoration of Forfeitures........................................... 47

  6.6 Years of Vesting Service and Break-in-Service Rules.................. 48

ARTICLE VII- Calculation of Benefits and Accounts.......................... 49

  7.1 Calculation of Benefits.............................................. 49

  7.2 Calculation of Accounts.............................................. 49

ARTICLE VIII- Payment of Benefits.......................................... 50

  8.1 Form of Benefits..................................................... 50
    8.1.1 Retirement, Disability or Termination Benefits................... 50
    8.1.2 Death Benefits................................................... 50

  8.2 Notice and Election of Benefit Form.................................. 51

  8.3 Annuity Benefits..................................................... 52
    8.3.1 Annuity Benefit Generally Not Required........................... 52
    8.3.2 Forms of Payment of Benefits Accrued Before 1989................. 53

  8.4 Withdrawals During Employment........................................ 56
    8.4.1 Withdrawals After Attaining Age 59 1/2........................... 56
    8.4.2 Withdrawals Prior to Age 59 1/2.................................. 57
    8.4.3 Withdrawals from Employee Contribution Accounts.................. 59
    8.4.4 General Provisions Applicable to Withdrawals..................... 59

  8.5 Loans to Participants and Beneficiaries.............................. 61
    8.5.1 Availability of Loans............................................ 61
    8.5.2 Requirements and Limitations..................................... 61

  8.6 Effect of Reemployment............................................... 64

  8.7 Claims Procedure..................................................... 64

  8.8 Transfers to Other Plans............................................. 65

ARTICLE IX - Benefit Commencement Date..................................... 66

   9.1 General Rule........................................................ 66

   9.2 Optional Termination Benefit Commencement Date...................... 67

   9.3 Disability Benefit Commencement Date................................ 67

   9.4 Retirement After Reemployment....................................... 67

   9.5 Death Benefit Commencement Date..................................... 67

   9.6 Limited Administrative Delays....................................... 67

   9.7 Latest Benefit Commencement Date.................................... 68

   9.8 Payment Date When Benefit is $3,500 or Less......................... 68

ARTICLE X - Top-Heavy Provisions........................................... 69

  10.1 Application of Top-Heavy Provisions................................. 69

  10.2 Determination of Top-Heavy Plan Status: Top-Heavy Plan Definitions.. 69

  10.3 Top-Heavy Plan Requirements......................................... 72

  10.4 Minimum Accrued Benefits............................................ 74

ARTICLE XI - Administration................................................ 75

  11.1 Appointment of Administrator........................................ 75

  11.2 Expenses of Plan Administrator...................................... 75

  11.3 Duties of the Plan Administrator.................................... 75

  11.4 Plan Administrator's Rights......................................... 76

ARTICLE XII - Expenses of the Plan......................................... 76

ARTICLE XIII - Amendment of the Plan....................................... 76

  13.1 Amendment........................................................... 76

  13.2 Effect of Amendments on Vesting..................................... 77

  13.3 Amendments to Qualify Trust......................................... 77

ARTICLE - Termination or Merger of Plan and Trust.......................... 78

  14.1 Termination......................................................... 78

  14.2 Benefits After Plan Termination..................................... 78

  14.3 Partial Termination................................................. 79

  14.4 Plan Merger......................................................... 79

ARTICLE XV - Fiduciary Responsibilities and Indemnification................ 79

  15.1 Allocation of Responsibilities...................................... 79

  15.2 No Joint Responsibilities........................................... 80

  15.3 Indemnification..................................................... 80

  15.4 Liability Insurance................................................. 80

  15.5 Fiduciaries......................................................... 80

ARTICLE XVI - Miscellaneous................................................ 81

  16.1 Investment of Plan Assets........................................... 81

  16.2 Notices and Certifications.......................................... 81

  16.3 No Employment Contract.............................................. 82

  16.4 Return of Company Contributions..................................... 82

  16.5 Spendthrift Provisions and Domestic Relations Orders................ 83

  16.6 Governing Law....................................................... 84

  16.7 Binding Effect...................................................... 85

  16.8 Interpretation...................................................... 85

  16.9 Titles.............................................................. 85

                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT-SHARING PLAN
           (Conformed September, 1994 to Include the First Amendment)
           (Conformed November, 1995 to Include the Second Amendment)
             (Conformed April, 1996 to Include the Third Amendment)

         WHEREAS, Mackenzie Investment Management Inc., a corporation organized and operating under the laws of Delaware (the "Company") established the Mackenzie Investment Management Inc. Profit Sharing and Retirement Plan known as the "CPI Profit Sharing Plan as adopted by Mackenzie Investment Management Inc. (the "Plan") effective as of January 1, 1986, and

         WHEREAS, the Plan was adopted as a prototype plan offered by International Central Bank and Trust Corporation which entity served as the Trustee for the Plan,

         WHEREAS, it is now the intention of the Company to amend and restate the Plan as an individual plan, and for compliance with the Tax Reform Act of 1986 (TRA '86) and other applicable legislative and regulatory changes:

         NOW, THEREFORE, generally effective as of January 1, 1989, the Company hereby amends said Plan by deleting Articles 1 through XXVI of the Plan, being all the provisions of said Plan, and restates said Plan as follows, provided, however, that the restatement of said Plan hereby shall not reduce the vested benefit of any Participant in said Plan as of the day before the effective date of this restatement.

         The effective date of this restatement of said Plan and Trust shall be modified as follows:

         The provisions included to comply with the technical corrections to the Deficit Reduction Act of 1984 (DEFRA) and the Retirement Equity Act of 1984
(REA) contained in (TRA '86) are effective as if included in the respective laws to which the corrections apply. The provisions included to comply with the provisions of TRA '86 other than the technical corrections to DEFRA and REA are effective as of the date specified in TRA'86. The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1986 (OBRA '86) are effective as of the date specified in OBRA '86. The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1987 (OBRA '87) are effective as of the date specified in OBRA '87. The provisions included to comply with the final regulations on optional forms of benefits issued July 11, 1988, are effective as of the effective date prescribed by such regulations. The provisions included to comply with the final REA regulations issued August 28, 1988, are effective as of the effective date prescribed by such regulations. The provisions included to comply with the provisions of the Technical and Miscellaneous Revenue Act of 1988 (TAMRA '88) are effective as of the date specified in TAMRA '88.

         Except as otherwise expressly provided herein, the provisions of the Plan in effect prior to the effective date of this Restatement shall govern in all matters that are not required by the Code or Act or other applicable law or regulation to be subject to the provisions of the Plan as amended, including, without limitation, all matters involving any Employee who does not have at least one Hour of Service on or after the effective date of this Restatement.

                                   ARTICLE I

                                      Name

         The Plan and Trust created in accordance with the terms of this instrument shall be named "Mackenzie Investment Management Inc. Profit-Sharing Plan".

                                   ARTICLE II

                                  Definitions

         As used in the Plan, the following terms shall have the meanings set forth below:

         2.1 Accrued Benefit. The sum of a Participant's

            (a)  Employer Contribution Account; and

            (b) Pre-tax Contribution Account.

         2.2 Actual 401(m) Contribution Percentage. The ratio (expressed as a percentage) of Matching Contributions, qualified non-elective contributions (if any), and elective contributions under the plan on behalf of the Participant for the Plan Year to the Participant's Compensation for the Plan Year. As used in this Plan the term Actual 401(m) Contribution Percentage has the same meaning as the term "contribution percentage" as defined in Code Section 401(m)(3).

         2.3 Actual Pre-tax Contribution Percentage. The ratio (expressed as a percentage) of Pre-tax Contributions on behalf of the Participant for the Plan Year to the Participant's Compensation for the Plan Year. The Actual Pre-tax Contribution Percentage of an Employee who is eligible to, but does not make a Pre-tax Contribution is zero. As used in this Plan the term Actual Pre-tax Contribution Percentage has the same meaning as the term "actual deferral percentage" as defined in Code Section 40l(k)(3)(B).

         2.4 Adjustment Factor. The cost of living factor prescribed by Secretary of the Treasury under Code Section 415(d) for Plan Years beginning after December 1, 1987, as applied to such items and in such manner as the Secretary shall provide.

         2.5 Affiliated Employer. The Employer and any corporation which is a member of a controlled group of corporations as defined in Code Section 414(b) which includes the

Employer; any trade or business whether or not incorporated, which is under common control as defined in Code Section 414(c) with the Employer; any organization whether or not incorporated which is a member of an affiliated service group as defined in Code Section 414(m) which includes the Employer and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

         2.6 Anniversary Year. The period consisting of twelve (12) consecutive months beginning on an Employee's Employment Commencement Date or Reemployment Commencement Date, as applicable, and each period of twelve (12) consecutive months beginning on the anniversary of such date.

         2.7 Annual Addition. The sum for any Limitation Year of (a) all forfeitures allocated to a Participant plus (b) all contributions made to the Plan for or by the Participant, except Rollover Contributions, with respect to the Limitation Year.

         2.8 Average Actual 401(m) Contribution Percentage. The average (expressed as a percentage) of the Actual 401(m) Contribution Percentages of the Participants in a testing group, consisting either of all Highly Compensated Employees or all Non-highly Compensated Employees.

         2.9 Average Actual Pre-tax Contribution Percentage. The average (expressed as a percentage) of the Actual Pre-tax Contribution Percentages of the Participants in a testing group, consisting either of all Highly Compensated Employees or all Non-highly Compensated Employees.

         2.10 Beneficiary. Any person, estate, trust or organization designated by a Participant to receive any Plan benefit that is payable upon the death of such Participant. This term shall include any person, estate, trust or organization whose entitlement to benefits hereunder has been made dependent by a Participant upon the survival of some person other than such person or upon any other event uncertain to occur hereinafter referred to as a "Contingent Beneficiary").

         2.11 Benefit Commencement Date. The date as of which benefits hereunder first become payable, in accordance with the provisions of Article VIII, to or in respect of a Participant who ceases or has ceased to be an Employee.

         2.12. Board. The Board of Directors of the Company.

         2.13 Code The Internal Revenue Code of 1986, as amended from time to time.

         2.14 Company. Mackenzie Investment Management Inc. a Delaware corporation, the corporation signatory to this agreement, and any successor organization which shall assume the Company's obligations under the Plan. Such assumption shall be in writing, signed by the organization assuming the obligations of the Plan and accepted by the predecessor Company and the Trustee.

         2.15 Compensation. The total salaries or wages paid by the Employer to the Employee during any Plan Year, including overtime pay, bonuses, and compensation reduction contributions made pursuant to any Code Section 125 "cafeteria" plan but excluding any Employer contributions to this or any other employee benefit plan not included above. Notwithstanding the foregoing, (i) the amount taken into account as Compensation for any Plan Year beginning before December 1, 1989, in which this Plan is a "top heavy plan," as defined in Section 10.2(b), shall be subject to the limits of Section 10.3 and (ii) the amount taken into account as "Compensation" for any Plan Year beginning after December 31, 1988, shall be subject to the limit in effect for the Plan Year ($200,000 initially) determined pursuant to Code Section 401(a) (17) and regulations thereunder, including applicable inflation adjustments.

         The family aggregation rules of Code Section 414(q)(6)(C), as modified by Code Section 401(a)(17), and regulations thereunder shall apply to Compensation in the following manner. In the case of an Employee who is either a 5% owner or is both a highly compensated employee (within the meaning of Code
Section 414(q)(6)) and one of the ten most highly compensated employees, the Employee, the Employee's spouse, and any lineal descendants of such Employee who have not attained age 19 before the close of the Year shall be treated as a single Employee (a "family unit") with one Compensation to which the annual compensation limit under the Plan applies. If Compensation for the family unit exceeds the annual compensation limit under Code Section 401(a)(17), then the Plan shall allocate the limit among the members of the family unit pro rata to their Compensation. However, if the Plan provides for permitted disparity under Code Section 401(1), this proration shall not be applied for purposes of determining the portion of each individual's Compensation ("Covered Compensation") that is below the integration level.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000 as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(l 7)(13) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months over which Compensation is determined (determination period) beginning. in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

         2.16. Disability. A total and permanent disability, as determined in the sole discretion of the Plan Administrator, such that the Participant is unable to perform any gainful activity due to a physical or mental impairment.

         2.17 Early Retirement Date. The first day of the month coinciding with or next following the date on which a Participant (a) has attained the age of 55 and (b) has completed six (6) Years of Vesting Service.

         2.18 Effective Date. As restated hereby, January 1, 1989. (For initial effective date of the Plan, see the Plan Introduction above.)

         2.19 Employee. Any individual who, on or after the Effective Date, is employed by an Employing Company.

         2.20 Employee Contribution Account. The separate account maintained in the records of the Plan Administrator for each Participant's Rollover Contributions (the "Rollover Contribution Account"), if any, plus the Participant's cumulative share of any income and gains allocable to each such separate account and minus the Participant's cumulative share of any losses, distributions, expenses and other charges allocable to each such separate account and plus or minus any other applicable adjustments.

         2.21 Employer Contribution Account. The separate account maintained in the records of the Plan Administrator for each Participant within which each Participant's share of Fixed Matching Contributions and Discretionary Matching Contributions, if any, will be maintained in separate accounts, plus the Participant's cumulative share of any income and gains allocable to each such separate account and minus the Participant's cumulative share of any losses, distributions, expenses or other charges allocable to each such separate account and plus or minus any other applicable adjustments.

         2.22 Employing Company. (a) The Company, (b) any corporation included in a controlled group of corporations in which the Company is included in accordance with the provisions of Code Section 414(1,), (c) any trade or business under common control with the Company within the meaning of Code
Section 414(c), and (d) any trade or business, whether incorporated or not incorporated, designated by the Board as an Employing Company.

         2.23 Employment Commencement Date. The date on which an Employee first performs an Hour of Service.

         2.24 Entry Date. The first day of each Plan Year quarter (January 1, April 1, July 1 or October 1).

         2.25 ERISA. Public Law No.93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

         2.26 Excess Aggregate 40l(m) Contributions. The amount described in Code Section 401(m)(6)(B) for a Plan Year if the requirements of Article IV of the Plan with respect to the Average Actual 401(m) Contribution Percentage for Highly Compensated Employees are not met for the Plan Year. The term Excess Aggregate 401(m) Contributions as used in the Plan has the same meaning as the term "excess aggregate contributions" as defined in Code Section 401(m)(6)(B).

         2.27 Excess Aggregate Pre-tax Contributions. The aggregate amount by which Pre-tax Contributions actually paid over to the Trust on behalf of Highly Compensated Employees for a Plan Year exceed the maximum amount of such Pre-tax Contributions permitted by Article IV of the Plan and Code Section 401(k)(3)(A)(ii) for the Plan Year. The term Excess Aggregate Pre Tax Contributions as used in the Plan has the same meaning as the term "excess contributions" as defined in Code Section 401(k)(8)(B).

         2.28 Excess Individual ~ The amount of Pre-tax Contributions for a calendar year that the Participant allocates to this Plan pursuant to the claim procedure set forth in Article IV of the Plan. The term Excess Individual Pre-tax Contributions as used in the Plan has the same meaning as the term "excess deferrals" as defined in Code Section 402(g)(2)(A).

         2.29 Family Member. With respect to any Employee or former employee, Family Member means such Employee's or former employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants and descendants. In determining whether an individual is a Family Member with respect to an Employee or former employee, legal adoptions shall be taken into account...

         2.30 Highly Compensated Employee shall mean any Employee of an Employing Company (for purposes of this Section, the "Employer") who:

         (a) was a five percent (5%) owner of the Employer (as defined in Code Section 416(i)(1)(A) during the "determination year" or "look-back year"; or

         (b) earned more than $75,000 (as increased by cost-of-living adjustments) of Compensation from the Employer during the "look-back year"; or

         (c) earned more than $50,000 (as increased by cost-of-living adjustments) of Compensation from the Employer during the "look-back year" and was in the "Top-Paid Group" of Employees for such year (as defined under Code Section 414(q)(4) and the regulations promulgated thereunder); or

         (d) was an officer of the Employer during the "look-back year" and received Compensation during the "look-back year" from the Employer in excess of fifty percent (50%) of the dollar limitation under Section 415(b)(1)(A) of the Code. The number of officers shall be limited to the lesser of (i) fifty (50) Employees; or (ii) the greater of three (3) Employees or ten percent (10%) of all Employees. If the Employer does not have at least one officer whose annual Compensation exceeds fifty percent (50%) of the dollar limitation under Code Section 415(b)(1)(A), then the highest paid officer of the Employer shall be treated as a Highly Compensated Employee.

         An Employee who is in the group consisting of the one hundred (100) Employees paid the greatest Compensation during the "determination year" and also described in subsections (b), (c) or (d) above when these subsections are modified to substitute "determination year" for "look-back year," shall be deemed a Highly Compensated Employee for the determination year.

         An Employee who separated from Service prior to the "determination year" shall be treated as a Highly Compensated Employee for the "determination year" if such Employee was a Highly Compensated Employee when such Employee separated from Service, or was a Highly Compensated Employee at any time after attaining age fifty-five (55).

         For purposes of this Section, the "determination year" shall be the Plan Year for which a determination is being made as to whether an Employee is a Highly Compensated Employee. The "look-back year" shall be the twelve (12) month period immediately preceding the "determination year." However, if the Employer shall elect, the "look-back year" shall be the calendar year ending with or within the Plan Year for which testing for the determination of which Employees are Highly Compensated Employees is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which such testing is being performed (the "lag period"). If the "lag period" is less than twelve (12) months, the dollar threshold amounts specified in (b), (c) and (d) above shall be pro-rated based upon the number of months in the "lag period."

         If an individual is a member of the "family" (within the meaning of Section 414(q)(6)(B) of the Code) of a five percent (5%) owner or a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the "determination and/or look-back year," then such individual shall not be considered a separate Employee, and any Compensation paid to such individual (and any contribution or benefit on behalf of such individual) shall be treated as if paid to (or on behalf of) the five percent (5%) owner or such Highly Compensated Employee.

         2.31 Hours of Service. Each hour:

                  (a) for which an Employee directly or indirectly receives compensation from an Employing Company (such hours to be credited as of the time when the duties are performed);

                  (b) for which an Employee directly or indirectly receives compensation or is entitled to compensation by an Employing Company for reasons other than the performance of duties including, but not limited to, vacation, holiday, illness, disability, pregnancy, layoff; and jury duty;

                  (c) during which an Employee is on an unpaid leave of absence from an Employing Company as determined by the Plan Administrator under uniform rules prescribed by the Plan Administrator;

                  (d) for which an Employee is entitled to receive credit under the laws of the United States (including, but not limited to, those pertaining to military service) in addition to each Hour of Service credited under the preceding Clauses (a) through (c); provided, however, that no more than five hundred and one (501) Hours of Service shall be credited under the preceding paragraph (c) or this paragraph (d) on account of any single continuous period during which such employee performs no duties, and provided further, that no such Hours of Service shall be credited on the basis of any payment, or entitlement thereto, which is made or due under a plan maintained solely to comply with applicable workmen's compensation, unemployment compensation or disability insurance laws or in accordance with a plan under which such Employee receives reimbursement solely for medical or medically related expenses incurred by him; and

                  (e) for which an Employing Company has awarded or agreed to pay back pay, irrespective of mitigation of damages, other than an hour credited to an individual under the preceding paragraphs (a) through (d) above. Such hours shall be credited as of the time to which the award or agreement pertains.

         The Plan Administrator shall credit an Employee's Hours of Service to the appropriate employment period or periods, as determined in accordance with Department of Labor

Regulation 2530.200b-2(c)(2), and shall compute the total Hours of Service hereunder in accordance with Department of Labor Regulation 2530.200b-2(1,).

         Hours of Service that would be credited to a person (i) who is a "leased employee" of an Employing Company under Code Section 414(n) or (ii) who is employed by an organization while it is under common control with the Company (Code Section 414(c)) or while it is a member of a controlled group of corporations with the Company (Code Section 414(b)) or while it is a member of an affiliated service group with the Company (Code Section 414(m)) or which must be aggregated with the Company under Code Section 414(o), if such person were an Employee, shall be deemed to be Hours of Service with an Employing Company for all purposes under the Plan; provided, however, that except as otherwise expressly provided elsewhere in the Plan, no person shall be treated as an Employee of an Employing Company solely on account of such deemed Hours of Service.

         Solely for the purpose of determining whether a One-Year Break in Service has occurred, the Plan Administrator shall account for the following absences from employment as Hours of Service: (1) pregnancy of an Employee; (2) birth of a child of an Employee; (3) placement of a child with an Employee in connection with adoption proceedings; (4) caring for a child described in the preceding (2) or (3) immediately after the birth or placement of such child; or
(5) leave granted under the Family and Medical Leave Act of 1993; provided, however, that no more than five hundred and one (501) Hours of Service shall be credited under this paragraph and such Hours of Service shall be credited in the first Plan Year necessary to avoid a One-Year Break in Service.

         2.32 Matching Contributions made on behalf of each Participant by an Employing Company pursuant to Section 4.1.1 of the Plan.

         2.33 Non-highly Compensated Employee. Any Employee of an Employing Company who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

         2.34 Normal Retirement Date. A Participant's 65th birthday.

         2.35 One-Year Break in Service. For vesting purposes (see Article VI), a Plan Year during which an Employee completes not more than five hundred (500) Hours of Service and is not employed by an Employer on the last day of the Year; for eligibility purposes (see Article III), Plan Year during which an Employee completes not more than five hundred (500) Hours of Service and is not employed by an Employer on the last day of the Year.

         2.36 Participant. Any Employee who satisfies the requirements for eligibility in the Plan as long as he continues to satisfy such requirements and any former employee who retains an interest in the Plan.

         2.37 Plan. The Mackenzie Investment Management Inc. Savings Plan and Trust. This document and the Trust Agreement shall be treated as an integrated whole and shall be hereinafter referred to as the "Plant'.

         2.38 Plan Administrator. The Plan Administrator appointed in accordance with Article XI of the Plan. The Plan Administrator shall be the "administrator" referred to in Section 3(16)(A)(i) of ERISA.

         2.39 Plan Year. The period of twelve (12) consecutive months commencing on each January 1. The "Accrual Computation Period," the "Vesting Computation Period," and the "Limitation Year" as defined in United States Treasury Department Revenue Ruling 75-481, shall be a Plan Year. The Plan Year quarters shall begin on January 1, April 1, July 1 and October 1 of each Plan Year.

         2.40 Postponed Retirement Date. The first day of the month coinciding with or next following the date of retirement of a Participant who continues in Service after his Normal Retirement Date.

         2.41 Pre-tax Contributions. Contributions made pursuant to the provisions of Section 4.2 of the Plan by the Employing Company, at the election of the Participant, in lieu of cash compensation, including contributions that are made pursuant to a salary or other compensation reduction agreement. Pre-tax Contributions shall be non-forfeitable when made and shall be distributable only in accordance with the provisions of Articles VI, VIII and IX of the Plan governing Pre-tax Contribution Accounts.

         2.42 Pre-tax Contribution Account. The separate account maintained in the records of the Plan Administrator for each Participant's Pre-tax Contributions, if any, plus the Participant's cumulative share of any income and gains allocable to such account and minus the Participant's cumulative share of any losses, distributions, expenses and other charges allocable to such account and plus or minus any other applicable adjustments.

         2.43 Reemployment Commencement Date. The first day on which an Employee completes an Hour of Service following the most recent Plan Year in which he incurred a One Year Break in Service.

         2.44 Rollover Contributions. A Participant's contributions, if any, made pursuant to the provisions of Section 4.3.2 of the Plan.

         2.45 Section 415 Compensation. The Participant's wages, salaries, fees for professional service and other amounts for personal services actually rendered in the course of employment with an Employing Company maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses and in the case of a Participant who is an Employee within the meaning of Code
Section 401(c)(l) and the regulations thereunder, the Participant's earned income (as described in Code Section 401(c)(2) and the regulations thereunder) paid during the Limitation Year. "Section 415 Compensation" shall exclude:

                  (a) Contributions made by an Employing Company to a plan of deferred compensation to the extent that, before the application of the Code
Section 415 limitations to the Plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed;

                  (b) Employing Company contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are deductible by the Employee under Code
Section 219(a);

                  (c) Any distributions from a plan of deferred compensation regardless of whether such amounts are includable in the gross income of the Employee when distributed except that any amounts received by an Employee pursuant to an unfunded non-qualified plan to the extent such amounts are includable in the gross income of the Employee;

                  (d) Amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (e) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                  (f) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code
Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

         2.46 Service. A Participant's period of employment as an employee of an Employing Company as of the date of hire or as otherwise defined by ERISA.

         2.47 Spouse. The person to whom a Participant is legally married at any relevant time, such as the time a consent is given pursuant to Section 8.3(b) or at the time of the Participant's death.

         2.48 Trust or Trust Fund. The fund established by and maintained in accordance with the terms of the Mackenzie Investment Management Inc. Profit-Sharing and Savings Trust Agreement.

         2.49 Trustee. Michael G. Landry, Keith J. Carlson and C. William Ferris or any successor trustee appointed by the Board to administer the Trust.

         2.50 Valuation Date. The last day of each Plan Year and any other date or dates during a Plan Year as may be set from time to time by the Plan Administrator for the valuation of the assets of the Trust.

         2.51 Vested Benefit. The sum of a Participant's

                  (a) Employer Contribution Accounts multiplied by the Participant's Vesting Percentage;

                  (b) Pre-tax Contribution Account; and

                  (c) Employee Contribution Accounts (if any).

         2.52 Vesting Percentage. The percentage determined in accordance with
Article VI.

         2.53 Year of Eligibility Service. The first Anniversary Year or any Plan Year during which an Employee completes at least one thousand (1,000) Hours of Service whether or not such Employee is employed by an Employing Company throughout such Year. In case of any change in the computation period for a Year of Eligibility Service, an Employee shall be credited with one such Year if the Employee otherwise satisfies the requirements of this Section 2.53 during the final old computation period beginning prior to the change and a second such Year if the employee otherwise satisfies the requirements of this
Section 2.53 during the first new computation period beginning on the date of the change.

         2.54 Year of Participation. Each Plan Year during which a Participant completes at least one thousand (1,000) Hours of Service (or a proportionate number of Hours of Service for any Plan Year that is shorter than twelve months).

         2.55 Year of Vesting Service. Each Plan Year during which a Participant completes at least one thousand (1,000) Hours of Service except as otherwise provided in Article VI of the Plan. In case of any change in the computation period for a Year of Vesting Service, an Employee shall be credited with one such Year if the Employee otherwise satisfies the requirements of this
Section 2.55 during the final old computation period beginning prior to the change and a second such Year if the employee otherwise satisfies the requirements of this Section 2.55 during the first new computation period beginning on the date of the change.

         Whenever used herein, a pronoun in the masculine gender shall include the feminine gender unless the context clearly indicates otherwise. The words "hereof', "herein", "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision, Section or Article.

                                  ARTICLE III

                            Participation Standards

         3.1 Initial Participation. A full-time Employee shall be eligible to participate upon the next Entry Date coinciding with or following his Employment Commencement Date or as of any subsequent Entry Date while he remains an Employee. A part-time Employee shall be eligible to participate upon the next Entry Date coinciding with or following his completion of one Year of Eligibility Service. For these purposes, a full-time Employee is any Employee who works 37 1/2 or more hours per week. A part-time Employee is any Employee who works fewer than 37 1/2 hours per week and any temporary or other time-limited Employee.

         3.2 Termination of Participation. Any employee who becomes a Participant in accordance with the provisions of Section 3.1 shall cease to be a Participant as of the earlier of (a) the date of his death, or (b) the date on which he retires or otherwise ceases to be an Employee.

         3.3 Participation of Re-hired Former Participants. An Employee who ceases to be a Participant by reason of Section 3.2(b) shall again become a Participant as of his Reemployment Commencement Date if he is reemployed following the date on which he retired or otherwise ceased to be an Employee.

         3.4 Years of Eligibility Service and Break-in-Service Rules. All Years of Eligibility Service shall be taken into account for purposes of this Article III except as follows:

                  (a) Years of Eligibility Service credited to an Employee before a One-Year Break in Service shall be disregarded until and unless he has completed one Year of Eligibility

Service after the One-Year Break in Service, but shall then be counted in full unless ignored pursuant to subsection (b) below.

                  (b) If a Participant has no Vested Benefit derived from Employing Company contributions, Years of Eligibility Service before a period of consecutive One-Year Breaks in Service shall be disregarded if the number of consecutive One-Year Breaks in Service equals or exceeds the greater of five
(5) or the aggregate number of Years of Eligibility Service not previously ignored. For purposes of this subsection (b), an Employee shall have two Years of Eligibility Service upon completing at least 1,000 Hours of Service in both
(i) his first Anniversary Year and (ii) the first Plan Year beginning after his Employment Commencement Date.

                                   ARTICLE IV

                             Contributions to Trust

         4.1 Employing Company Contributions. Not later than the time prescribed by law (including extensions thereof) for filing their federal income tax returns for their respective tax years, or such other time as may be provided in applicable regulations under the Code, the Employing Companies shall make contributions to the Trust in such amounts as the Plan Administrator shall determine to be required pursuant to this Section 4.1.

         4.1.1 Matching Contributions. Subject to the provisions of Section 4.1.2, the Employing Companies shall make Matching Contributions in accordance with the following:

                  (a) Fixed Matching Contributions:

                  On behalf of each Participant, an amount equal to fifty percent (50%) of the Participant's Pre-tax Contributions, but subject to the following: (i) the aggregate amount of each Participant's Fixed Matching Contributions on account of any Plan Year shall not exceed three percent (3%) of his or her Compensation for such Plan Year paid up through the date that the Fixed Matching Contribution (or each installment thereof) is made; and (ii) all Fixed Matching Contributions shall be subject to all other applicable limitations of this Article IV.

                  (b) Discretionary Matching Contributions:

                  An amount, if any, determined annually by the Board in its sole discretion and allocated, subject to the limitations of this Article IV, as an equal percentage of each Participant's Pre-tax Contributions made on account of the same Plan Year.

                  (c) Limitations Applicable to Highly Compensated Employees:

                  All Matching Contributions made on behalf of Participants who are Highly Compensated Employees shall be subject to the provisions of Code
Section 401(m) and Subsections (h) and (i) of Section 4.1.2 of this Plan.

         4.1.2 General Provisions Applicable to Employing Company
Contributions.

                  (a) Eligibility for Employing Company Contributions. In order to receive allocations of any Employing Company contributions made pursuant to
Section 4.1.1 for a Plan Year, a Participant must complete a Year of Participation during the Plan Year.

                  (b) Separate Accounts. Separate accounts within each Participant's Employer Contribution Account shall be maintained for those portions of each Participant's Accrued Benefit that are attributable to (i) Fixed Matching Contributions and (ii) Discretionary Matching Contributions. Each such separate account shall be credited as of each Valuation Date with the Participant's share of any applicable contributions, income, gains, losses, distributions, expenses and other charges and any other adjustments.

                  (c) Vesting. All Employing Company contributions shall be vested in accordance with Article VI of the Plan.

                  (d) Forfeitures. Any forfeitures of Matching Contributions shall be applied to reduce future Fixed Matching Contributions by the Employing Company which originally made the contributions that gave rise to the forfeiture. If more than one Employing Company made such contributions, then the forfeitures shall be used to reduce future Fixed Matching Contributions of each such Employing Company in proportion to the contributions made by that Employing Company that gave rise to the forfeiture compared to the contributions made by all Employing Companies that gave rise to the forfeiture.

                  (e) Distribution. A Participant's Employer Contribution Account shall be distributable only in accordance with the provisions of Articles VIII and IX-governing Employer Contribution Accounts; provided that a Participant's Discretionary Matching Contribution Account shall be distributed as required pursuant to Section 4.1.2(i).

                  (f) Status and Use of Contributions. All contributions made by the Employing Companies to the Trust shall be irrevocable and shall be used solely to pay benefits under the Plan or to defray the expenses of administering the Plan, except as otherwise provided in Section 16.4.

                  (g) No Employee Contributions Required. Except to the extent of electing Pre-tax Contributions pursuant to Section 4.2 as a condition of receiving Matching Contributions pursuant to Section 4.1.1, Participants shall not be required to make contributions to the Trust.

                  (h) Average Actual 401(m) Contribution Percentage Test.

                  (i) In General. The Average Actual 401(m) Contribution Percentage for Highly Compensated Employees for each Plan Year shall not exceed the greater of:

                           (I) the Average Actual 401(m) Contribution
Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                           (II) the Average Actual 401(m) Contribution
Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0; provided that the Average Actual 401(m) Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Actual 401(m) Contribution Percentage for Participants who are Non-highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

                  (ii) Special Rules.

                           (I) For purposes of the Average Actual 401(m)
Contribution Percentage test and the provisions of Section 4.1.2(i), the Actual 401(m) Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Matching Contributions allocated to his account under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k), that are maintained by one or more of the Employing Companies, shall be determined as if the total of such Matching Contributions was made under each such plan.

                           (II) If this Plan satisfies the requirements of Code
Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 410(b) only if aggregated with this Plan, then this Section 4.1.2(h) shall be applied by determining the Actual 401(m) Contribution Percentages of Participants as if all such plans were a single plan.

                           (III) For purposes of determining the Actual 401(m)
Contribution Percentage of a Participant who is a Highly Compensated Employee, the Actual 401(m) Contribution Percentages, any Matching Contributions, and the Compensation of such Participant shall include the Actual 401(m) Contribution Percentages, any Matching contributions, and the Compensation of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual 401(m) Contribution Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

                           (IV) The determination and treatment of the Actual
401(m) Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury. To the extent permitted by Treasury Regulations (including Regulations Section 1.401(m)-1(b)(5)), "qualified nonelective contributions" and "elective contributions" (if any) within the meaning of Regulations Section 1.401(m)-1
(f)(15) and (3) shall be taken into account as necessary to satisfy the Average Actual 401(m) Contribution Percentage Test.

                           Qualified nonelective contributions (if any) may be
treated as Matching Contributions to satisfy the Average Actual 401(m) Contribution Percentage Test. Such contributions, whether or not treated as Matching Contributions, shall be nonforfeitable when made and shall be distributable to a Participant only at attainment of age 59-1/2, or in case of a withdrawal under Section 8.4.2 of Article VIII, or in the event of retirement, death, disability or other termination of service. Such contributions shall also be distributable to Participants in the event of termination of the plan without establishment or maintenance of another defined contribution plan (other than an ESOP or SEP), or in the event of the sale or other disposition of substantially all of the Company's assets to an entity that does not assume the Company's obligations under the Plan.

                           (V) In the case of a Highly Compensated Employee
whose "Actual 401(m) Contribution Percentage," as defined at Section 2.2 of
Article II, is determined under the family aggregation rules of Code Section 414(q)(6) because he is either a 5% owner or one of the 10 most Highly Compensated Employees, the determination of the amount of excess aggregate contributions shall be made as follows:

                                    (a) The Actual 401(m) Contribution
Percentage shall be reduced by the amount required to cause the Employee's Actual 401(m) Contribution Percentage to equal the ratio of the Highly Compensated Employee with the next highest Actual 401(m) Contribution Percentage. If a lesser reduction would enable the arrangement to satisfy the Actual 401(m) Contribution Percentage test, only the lesser reduction shall be made;

                                    (b) The procedure in (a) above shall be
repeated until the Plan satisfies the Actual 401(m) Contribution Percentage test;

                                    (c) After the application of (a) and (b)
above, the highest Actual 401(m) Contribution Percentage remaining under the Plan shall be the highest permitted Actual 401(m) Contribution Percentage; and

                                    (d) Any excess aggregate contributions
shall be allocated among the Family Members in proportion to any Employee and Matching Contributions of each Family Member that are combined to determine the Actual 401(m) Contribution Percentage.

         For purposes of this Section 4.1.2 (h), the Actual 401(m) Contribution Percentage for Family Members shall be determined by combining Employee Contributions, Matching Contributions, amounts treated as Matching Contributions and Compensation of all Family Members who are eligible to participate in the Plan.

                  (iii) Coordination with Combined Section 401(k)/40l(m) Limit. In general. Notwithstanding the general rule in paragraph (h)(i) above, the Average Actual 401(m) Contribution Percentage for Highly Compensated Employees for each Plan year shall not exceed the combined Code Section 401(k)/401(m) limit as set forth in this paragraph (h)(iii). If the limit would be exceeded for a Plan Year, the excess amount shall be deemed to be Excess Aggregate 401(m) Contributions and shall be corrected as provided in paragraph (i) below. For purposes of this section, the combined Code Section 401(k)/401(m) limit for any Plan Year is the greater of:

I.    The sum of:

         (A) 125 percent of the greater of (1) of the Actual Pre-tax Contribution Percentage of the group of Non-highly Compensated Employees eligible under the Plan for the Plan Year, or (2) the Actual 401(m) Contribution Percentage of the group of Non-highly Compensated Employees eligible under the Plan for the Plan Year, plus

         (B) Two percentage points plus the lesser of I(A)( 1) or I(A)(2) above. In no event, however, shall this amount in (B) exceed 200 percent of the lesser of I(A)( 1) or I(A)(2) above; or

II.   The sum of:

          (A) 125 percent of the lesser of (I) the Actual Pre-Tax Contribution Percentage of the group of Non-highly Compensated Employees eligible under the Plan for the Plan Year, or (2) the Actual 401(m) Contribution Percentage of the group of Non-highly Compensated Employees eligible under the Plan for the Plan Year, plus

         (B) Two percentage points plus the greater of II(A)(1) or II(A)(2) above. In no event, however, shall this amount in (B) exceed 200 percent of the greater of II(A)(1) or II(A)(2) above.

                  (i) Forfeiture or Distribution of Excess Aggregate 401(m) Contributions.

                           (i) In General. Notwithstanding any other provisions
of this Plan, Excess Aggregate 401(m) Contributions, plus any income and minus any loss allocable thereto, (I) shall be forfeited by, if forfeitable, or (11) if not forfeitable shall be distributed to Participants who are Highly Compensated Employees and to whose accounts voluntary contributions (to any plan permitting such contributions which must be aggregated with this Plan for purposes of Section 4.1.2(h)) or Matching Contributions were allocated for a Plan Year, and all of the required amounts shall be forfeited or distributed by the last day of the next Plan Year. Excess Aggregate 401(m) Contributions shall be treated as Annual Additions under the Plan.

                           (ii) Determination of Required Forfeitures or
Distributions. Any forfeiture or distribution of Excess Aggregate 401(m) Contributions for a Plan Year shall be made by or to Participants who are Highly Compensated Employees on the basis of the respective portions of the Excess Aggregate 401(m) Contributions attributable to each of such Participants as determined by reducing, first, the voluntary non-deductible contributions (to any plan permitting such contributions which must be aggregated with this Plan for purposes of Section 4.1.2(h)) permitted from such Participants and, second, the Matching Contributions permitted on behalf of such Participants in order of the Actual 401(m) Contribution Percentages beginning with the highest of such percentages.

                           (iii) Determination of Income or Loss. All Excess
Aggregate 401(m) Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Aggregate 401(m) Contributions shall be determined by multiplying the income or loss allocable to the Participant's voluntary non-deductible contribution account (in any plan which must be aggregated with this Plan for purposes of Section 4.1.2(h)) and to his Matching Contribution Accounts for the Plan Year by a fraction:

                                    (I) the numerator of which is the Excess
Aggregate 401(m) Contributions on behalf of the Participant for the preceding Plan Year, and

                                    (II) the denominator of which is the sum of
the Participant's account balances in his voluntary nondeductible contribution account, if any, and in his Matching Contribution Accounts on the last day of the preceding Plan Year.

                           (iv) Forfeitures. Any forfeitures of Excess
Aggregate 401(m) Contributions shall be applied to reduce future contributions by the Employing Company which originally made the contributions that gave rise to the forfeiture. If more than one Employing Company made such contributions, then the forfeitures shall be used to reduce future Employing Company contributions of each such Employing Company in proportion to the contributions made by that Employing Company that gave rise to the forfeiture compared to the contributions made by all Employing Companies that gave rise to the forfeiture.

                           (v) Sources for Distribution of Excess Aggregate
401(m) Contributions. Excess Aggregate 401(m) Contributions shall be distributed or forfeited as follows: first, they shall be distributed from the Participant's voluntary nondeductible contribution account (in any plan which must be aggregated with this Plan for purposes of Section 4.1.2(h)) to the extent of the balance in such account and, second as necessary, they shall be forfeited if otherwise forfeitable under the terms of the Plan (or, if not forfeitable, distributed) from the Participant's Matching Contribution Accounts.

                           (vi) Ordering of Pre-tax Contribution and 401(m)
Contribution Determinations. The determination of Excess Aggregate 401(m) Contributions shall be made after first determining the Excess Individual Pre-tax Contributions and then determining the Excess Aggregate Pre-tax Contributions.

        4.2 Pre-tax Contributions. The Employing Companies shall contribute and allocate to each Participant's Pre-tax Contribution Account an amount equal to the Pre-tax Contributions elected by the Participant pursuant to a compensation reduction agreement with the Employing Company as provided in Section 4.2.1 and subject to the provisions of Section 4.2.2.

                  4.2.1 Compensation Reduction Agreements. Any Participant desiring to authorize Pre-tax Contributions to be made to the Trust by an Employing Company must do so by filling out, signing and filing with the Plan Administrator a compensation reduction agreement on a form supplied by the Plan Administrator. Any Pre-tax Contributions authorized by a Participant (a) must be in whole-number percentages (e.g., 1%, 2%, 3%, etc.) of Compensation, (b) will apply to a Participant's entire Compensation (except as limited in Section 4.2.2) and (c) shall be funded by payroll deductions against the Participant's Compensation.

         4.2.2 General Provisions Applicable to Pre-tax Contributions.

                  (a) Maximum Amount of Pre-tax Contributions. The maximum amount of Pre-tax Contributions made on behalf of any Participant shall be subject to all of the following limitations:

                           (i) no Pre-tax Contributions shall be made on
account of a Plan Year in amounts which the Plan Administrator determines will cause the Plan to fail the Average Actual Pre-tax Contribution Percentage test of Section 4.2.2(e);

                           (ii) no Pre-tax Contributions shall be made to the
Trust for any Participant during any calendar year in excess of $7,000 multiplied by the Adjustment Factor;

                           (iii) no Pre-tax Contribution shall be made on
account of any Plan Year which would cause the Participant's Annual Addition to exceed the maximum Annual Addition permitted for such Plan Year pursuant to the provisions of Section 4.4 after taking into account all Contributions previously made or committed to be made on behalf of the Participant for such Plan Year but prior to taking into account all Matching Contributions (and any other voluntary contributions to a plan which must be aggregated with the Plan for purposes of Section 4.4) made on behalf of or by the Participant for such Plan Year.

                  (b) Commencement of Pre-tax Contributions. Each Participant shall be eligible to elect a level of Pre-tax Contributions effective as of the later of his or her Entry Date or the Restatement Date, or as of the first pay date of any subsequent Plan Year quarter (January 1, April 1, July 1 or October
1) that follows receipt by the Plan Administrator of the Participant's Compensation reduction agreement by at least fifteen (15) days (or by such other deadline as the Plan Administrator may set from time to time); provided that each election pursuant to this Subsection (b) and each modification pursuant to Subsection (c) shall be in whole percentages only.

                  (c) Modification and Termination of Pre-tax Contributions. A Participant's election to commence Pre-tax Contributions shall remain in effect until modified or terminated. A Participant may modify his compensation reduction agreement to increase or decrease the rate of Pre-tax Contributions made on his behalf effective on the first pay date of any Plan Year quarter (January 1 April 1, July 1 or October 1).

                  (d) Distribution of Excess Individual Pre-tax Contributions.

                           (i) In General. Notwithstanding any other provision
of the Plan, Excess Individual Pre-tax Contributions, plus any income and minus any losses allocable thereto, shall be distributed no later than the first April 15 following the Effective Date, and each April 15 thereafter, to Participants to whose accounts Excess Individual Pre-tax Contributions were allocated for the preceding calendar year and who claim Excess Individual Pre-tax Contributions for such calendar year. Excess Individual Pre-tax Contributions shall be treated as Annual Additions under the Plan.

                           (ii) Requirements for Making a Claim. A
Participant's claim for distribution of Excess Individual Pre-tax
Contributions:

                                    (I) shall be in writing;

                                    (II) shall be submitted to the Plan
Administrator not later than the March 1 following the calendar year for which Excess Individual Pre-tax Contributions have been made;

                                    (III) shall specify the amount of the
Participant's Excess Individual Pre-tax Contributions for the calendar year;
and

                                    (IV) shall be accompanied by the
Participant's written statement that if such amounts are not distributed, then the Participant's Excess Individual Pretax Contributions, when added to amounts deferred under other plans or arrangements described in Code Sections 401(11:), 408(k), or 403(b), will exceed the limit imposed on the Participant by Code
Section 402(g) for the year in which the Excess Individual Pre-tax Contributions occurred.

                           (iii) Determinations of Income or Loss. Any Excess
Individual Pre-tax Contribution shall be adjusted for income or loss before being distributed to the Participant. The income or loss applicable to Excess Individual Pre-tax Contributions shall be determined by multiplying the income or loss allocable to the Participant's Pre-tax Contribution Account for the Plan Year by a fraction:

                                    (I) the numerator of which is the Excess
Individual Pre-tax Contributions made on behalf of the Participant for the preceding Plan Year and

                                    (II) the denominator of which is the
account balance in the Participant's Pre-tax Contribution Account on the last day of the preceding Plan Year.

                  (e) Average Actual Pre-tax Contribution Percentage Test.

                           (i) In General. The Average Actual Pre-tax
Contribution Percentage for Highly Compensated Employees for each Plan Year shall not exceed the greater of:

                                    (I) the Average Actual Pre-tax Contribution
Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                                    (II) the Average Actual Pre-tax
Contribution Percentage for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0; provided that the Average Actual Pre-tax Contribution Percentage for Participants who are Highly Compensated Employees does not exceed the Average Actual Pre-tax Contribution Percentage for Participants who are Non-highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of the alternative limitation with respect to any Highly Compensated Employee.

                           (ii) Special Rules.

                                    (I) The Actual Pre-tax Contribution
Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Pre-tax Contributions allocated to his account under two or more arrangements described in Code Section 401(k) that are maintained by one or more of the Employing Companies shall be determined as if such Pre-tax Contributions were made under a single arrangement.

                                    (II) If any non-elective contributions made
by any Employing Companies to any one or more Section 401(k) arrangements referred to in paragraph 1 above qualify for, and are actually taken into account for purposes of; determining a Participant's Actual Pre-tax Contribution Percentage under such arrangements, then such qualified non-elective Employing Company contributions shall be taken into account in applying the Average Actual Pre-tax Contribution Percentage test and all other rules of this Subsection (e).

                                    (III) For purposes of determining the
Actual Pre-tax Contribution Percentage of a Participant who is a Highly Compensated Employee, the Pre-tax contributions, any qualified non-elective Employing Company contributions referred to in paragraph II above, and the Compensation of such Participant shall include the Pre-tax Contributions, any qualifying non-elective Employee Company contributions and the

Compensation of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Actual Pre-tax Contribution Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

                                    (IV) The determination and treatment of
Pre-tax Contributions, any qualified non-elective Employing Company contributions referred to in paragraph II above, and the Actual Pre-tax Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  (f) Distribution of Excess Aggregate Pre-tax Contributions.

                           (i) In General. Notwithstanding any other provisions
of the Plan, Excess Aggregate Pre-tax Contributions, plus any income and minus any loss allocable thereto, shall be distributed to Participants who are Highly Compensated Employees and to whose accounts Pre-tax Contributions (and, if applicable, qualified non-elective Employing Company contributions referred to in paragraph (e)(ii)(II) above) were allocated for a Plan Year, and all of the required amounts shall be distributed within two and one half (2-1/2) months after the end of such Plan Year; provided, however, that if the Plan Administrator is unable to determine and distribute all of the required amounts within such two-and-one-half-month period, then all of the required amounts shall nevertheless be distributed by the last day of the Plan Year which includes such two-and-one-half-month period. Excess Aggregate Pre-tax Contributions shall be treated as Annual Additions under the Plan.

                           (ii) Determination of Required Distributions. Any
distribution of Excess Aggregate Pre-tax Contributions for a Plan Year shall be made to Participants who are Highly Compensated Employees on the basis of the respective portions of the Excess Aggregate

Pre-tax Contributions attributable to each of such Participants as determined by reducing the Pretax Contributions permitted on behalf of such Participants in order of the Actual Pre-tax Contribution Percentages beginning with the highest of such percentages.

                  (iii) Determination of Income or Loss. All Excess Aggregate Pretax Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Aggregate Pre-tax Contributions shall be determined by multiplying the income or loss applicable to the Participant's Pre-tax Contribution Account for the Plan Year by a fraction:

                                    (I) the numerator of which is the Excess
Aggregate Pre-tax Contributions on behalf of the Participant for the preceding Plan Year and

                                    (II) the denominator of which is the
account balance in the Participant's Pre-tax Contribution Account plus, if applicable, the account balance in any qualified non-elective Employing Company contribution account) on the last day of the preceding Plan Year.

                           (iv) Sources for Distribution of Excess Aggregate
Pre-tax Contributions. Excess Aggregate Pre-tax Contributions shall be distributed as follows: first, they shall be distributed from the Participant's Pre-tax Contribution Account to the extent of the balance in such account and from other such accounts of the Participant in any other arrangements described in Code Section 401(k) maintained by an Employing Company to the extent of such balances and, second as necessary, they shall be distributed from any qualified non-elective Employing Company contribution account (referred to in paragraph
(e)(ii)(II) above) in such other 401(k) arrangements.

                  (g) Separate Accounts. A separate Pre-tax Contribution Account shall be maintained for that portion of each Participant's Accrued Benefit that is attributable to Pre-tax

Contributions. Each such separate account shall be credited as of each Valuation Date with the Participant's share of any applicable contributions, income, gains, losses, distributions, expenses and other charges and any other adjustments.

                  (h) Vesting. Pre-tax Contributions shall be fully vested and non-forfeitable at all times.

                  (i) Distribution. A Participant's Pre-tax Contribution Account shall be distributable only in accordance with the provisions of Articles VIII and IX governing Pre-tax Contribution Accounts; provided that a Participant's Pre-tax Contribution Account shall be distributed as required pursuant to this Section 4.2

                  (j) Deadline for Pre-tax Contributions. Pre-tax Contributions shall be contributed and allocated to the Trust no later than thirty (30) days after the close of the Plan Year for which the Pre-tax Contributions are deemed to be made, or such other time as may be provided in applicable regulations under the Code.

         4.3 Employee Contributions. Not later than the time prescribed in
Section 4.3.2, as applicable, or such other time as may be provided in applicable regulations under the Code, Participants may make contributions to the Trust of such types and in such amounts as are permitted by Sections 4.3.1 and 4.3.2.

                  4.3.1 [Reserved].

                  4.3.2 Rollover Contributions and Direct Transfers into Plan. Subject to the Provisions of Section 8.3.1(c), with the approval of the Plan Administrator to be exercised in a non-discriminatory manner and without regard to any limitation on contributions contained in the Plan, (i) the Trust may receive as a Rollover Contribution any amounts received by a Participant from another qualified retirement plan, either directly or through the medium of an Individual Retirement Account eligible to hold such distribution, and (ii) the Trust may receive as a Rollover Contribution any amounts held for the benefit of a Participant by the trustee of another qualified retirement plan, provided that such transfer is made directly from the trustee of such other plan to the Trustee and that such other plan permits such a direct transfer; provided that each Rollover Contribution of either type shall be subject to the following requirements:

                  (a) Protection of the Plan. No Rollover Contribution may be received if the Plan Administrator determines that it may adversely affect the qualified tax status of the Plan or of the Trust.

                  (b) Eligibility for Rollover Treatment. No Rollover Contribution may be received unless the transfer to the Trust is either made within sixty (60) days of the Participant's receipt of the rollover distribution or is made by a direct trustee-to-trustee transfer and, in either case, the Plan Administrator has first determined that the Participant is allowed under the Code to make a Rollover Contribution to the Trust.

                  (c) Service Requirement. For purposes of this Section 4.3.2, an Employee shall be treated as a Participant immediately upon becoming an Employee.

                  4.3.3 General Provisions Applicable to Employee
Contributions.

                  (a) Separate Accounts. Separate accounts within each Participant's Employee Contribution Accounts shall be maintained for those portions of the Participant's Accrued Benefit that are attributable to Rollover Contributions and any other type of voluntary employee contribution heretofore or hereafter permitted under the Plan and made by or on behalf of the Participant. Such separate account shall be credited as of each Valuation Date with the Participant's share of any applicable contributions, income, gains, losses, distributions, expenses and other charges and any other adjustments.

                  (b) Vesting. All Employee Contribution Accounts shall be fully vested and non-forfeitable at all times.

                  (c) Distribution. A Participant's Employee Contribution Accounts shall be distributable only in accordance with the provisions of Articles VIII and IX governing Employee Contribution Accounts.

         4.4 Limitations on Annual Additions.

                  4.4.1 In General. In no event shall the Annual Addition to all of a Participant's accounts for any Limitation Year exceed the lesser of $30,000 (multiplied by any Adjustment Factor in effect for the Limitation Year) or 25% of such Participant's total Section 415 Compensation. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve-consecutive-month period, the maximum permissible amount will not exceed the amount determined in the paragraph above multiplied by the following fraction:

                 Number of months in the short Limitation Year

         4.4.2 Multiple Defined Contribution Plans. If a Participant is also a participant in one or more additional qualified defined contribution plans or welfare benefit funds (as defined in Code Section 419(e)) maintained by any Employing Company (or its affiliates within the meaning of Code Sections 415(h) or 414(m)), the Annual Addition made to the Participant's account under this Plan shall be limited so that the sum of the Annual Additions made to the Participant's accounts under all such plans shall not exceed the limitation set forth in Section 4.4.1. Amounts allocated after March 31, 1984, to an individual medical account as defined in Code Section 415(1)(1), which is part of a defined benefit plan maintained by an Employing Company, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee as defined in Code Section 419(d)(3), under a welfare benefit fund as defined in Code Section 419(e), which is maintained by an Employing Company, are treated as Annual Additions to a defined contribution plan.

         4.4.3 Combination of Defined Contribution and Defined Benefit Plans. If a Participant in this Plan is also a participant in a defined benefit plan or plans maintained by any Employing Company (or its affiliates within the meaning of Code Sections 415(h) or 414(m)), the Annual Additions made to the Participant's account under this Plan shall be limited so that the sum of the following fractions may not exceed 1.0 for any Limitation Year:

                  (a) Defined Benefit Plan Fraction. A fraction:

                           (i) the numerator of which is the projected annual
benefit of the Participant under the defined benefit plan or plans and

                           (ii) the denominator of which is the lesser of (1)
the product of 1.25 (1.00 if any such plan is either a "top heavy plan" for which no modification in accrued benefits has been made pursuant to Code
Section 416(h)(2) or a "super top heavy plan" (each as defined in Code Sections 416(g) and 416(h) respectively)) multiplied by the projected annual benefit of the Participant under such plan or plans if the same provided the maximum dollar benefit allowable or (II) the product of 1.40 multiplied by the projected annual benefit of the Participant under such plan or plans if the same provided the maximum percentage benefit allowable, calculated in each case as if the Employing Company had no defined contribution plan and as of the close of the Limitation Year;

                 (b) Defined Contribution Plan Fraction. A fraction:

                           (i) the numerator of which is the sum of the Annual
Additions to the Participant's account in the defined contribution plan or plans and the Annual Additions attributable to all welfare benefit funds (as defined in Code Section 419(e)) maintained by the Employing Company (or its affiliates within the meaning of Code Sections 415(h) or 414(m)) as of the close of the Limitation Year and

                           (ii) the denominator of which is the sum of the
lesser of (1) the product of 1.25 (1.00 if any such plan is either a "top heavy plan" for which no modification in contributions has been made pursuant to Code
Section 416(h)(2) and Section 9.3(b)(iv) of this Plan, or a "super top heavy plan" (each as defined in Code Sections 416(g) and 416(h) respectively)) multiplied by the maximum dollar Annual Additions allowable to the Participant's accounts or (II) the product of 1.40 multiplied by the maximum percentage Annual Additions allowable to the Participant's accounts, calculated in each case as the contributions which could have been made under a defined contribution plan with respect to all years of service with the Employing Company and as if the Employing Company had no defined benefit plan.

         4.4.4 Protective Procedures. The following procedures shall be applied to determine whether the limitations set forth above may be exceeded by the allocation of contributions to a Participant's accounts and, if so, to avoid exceeding the limitations.

                  (a) Estimation. Prior to determining the Participant's actual
Section 415 Compensation for the Limitation Year, the Plan Administrator may determine the maximum permissible Annual Addition for a Participant on the basis of a reasonable estimation of the Participant's Section 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.
                  (b) Determination. As soon as is administratively feasible after the end of the Limitation Year, each Participant's maximum permissible Annual Addition for the Limitation Year shall be determined on the basis of the Participant's actual Section 415 Compensation for the Limitation Year.

                  (c) Disposition of Excess. If there is an allocation pensation for the Limitation Year. in excess of such amount, the excess shall be eliminated in accordance with Code Section 415 and regulations promulgated thereunder as follows:

                           (i) Any Voluntary Non-deductible Contributions shall
be returned to the Participant, together with any gains attributed to such contributions and less any losses, to the extent necessary to eliminate the excess amount;

                           (ii) Any Pre-tax Contributions shall be returned to
the Participant, together with any gains attributable to such contributions and less any losses, to the extent necessary to eliminate the excess amount;

                           (iii) If after the application of steps (i) and (ii)
an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's accounts shall be used to reduce Matching Contributions and Pre-tax Contributions for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

                           (iv) If after the application of steps (i) and (ii)
an excess amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the excess amount shall be held unallocated in a suspense account. The suspense account shall be applied to reduce future Matching Contributions and Pre-tax Contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

                           (v) If Employing Company contributions are reduced
for a Limitation Year pursuant to steps (iii) or (iv), Matching Contributions shall be reduced before Pre-tax Contributions.

                  (d) No Allocation of Investment Gains and Losses. If a suspense account is in existence at any time during the Limitation Year pursuant to this Section 4.4.4, it shall not participate in the allocation of the Trust's investment gains and losses.

                                   ARTICLE V

                                    Benefits

         5.1 Retirement Benefits

                  5.1.1 Right to a Benefit Upon reaching his Normal Retirement Date, a Participant shall be entitled to receive a nonforfeitable retirement benefit equal to his Accrued Benefit as determined in accordance with Article VII, payable in the form provided in Article VIII, and commencing on his Benefit Commencement Date as determined in Article IX.

                  5.1.2 Postponed Retirement. If a Participant remains in an Employing Company's Service after his Normal Retirement Date, the payment of his retirement benefit shall be deferred until his Postponed Retirement Date (but subject to the provisions of Article IX) and until then the Participant shall continue to participate and have all the rights under the Plan that he would have if he had not reached his Normal Retirement Date. On the Participant's Postponed Retirement Date, he shall be entitled to benefits equal to his Accrued Benefit as determined in accordance with Article VII, payable in the form provided in Article VIII, and commencing on his Benefit Commencement Date as determined in Article IX.

         5.2 Disability Benefits. If a Participant becomes Disabled, and his Service with the Employing Companies is terminated prior to his retirement, death or other termination of employment, then he shall be entitled to receive his Accrued Benefit as determined in accordance with Article VII, payable in the form provided in Article VIII, and commencing on his Benefit Commencement Date as determined in Article IX.

         5.3 Death Benefits.

                  5.3.1 Right to a Death Benefit. If a Participant dies prior to his retirement, or other termination of Service with the Employing Companies, then his designated Beneficiary shall be entitled to receive his Accrued Benefit, as determined in accordance with Article VII, payable in the form provided in Article VIII, and commencing on the Benefit Commencement Date as determined in Article IX.

                  5.3.2 Limitation on Rights of a Married Participant's Beneficiary. The right of a Participant's designated Beneficiary to receive death benefits pursuant to this Section 5.3 shall be subject to any rights of the Participants surviving Spouse if the requirements of Section 8.3 have not been met with respect to such designated Beneficiary.

                  5.3.3 No Beneficiary. If no Beneficiary has been designated, or the designated Beneficiary and any Contingent Beneficiaries shall not survive the Participant, distribution shall be made to the Participant's surviving Spouse or, if there is none, then to his issue per stripes. If there is neither surviving Spouse nor issue then living, the benefit may be paid to the deceased Participant's executor or administrator or applied to the payment of his death or funeral expenses, as the Plan Administrator may direct.

         5.4 Termination Benefits. If a Participant terminates his Service with the Employing Companies for any reason other than retirement, Disability or death and either (a) at the close of the Plan Year he is not again an Employee or (b) any of the conditions of Section 9.2 for immediate payment of the termination benefit were met with respect to the terminated Participant prior to the close of the Plan Year, then he shall be entitled to a termination benefit equal to his Vested Benefit, as determined in accordance with Articles VI and VII, payable in the form provided in Article VIII, and commencing on his Benefit Commencement Date as determined in Article IX.

                                   ARTICLE VI

                                    Vesting

         6.1 Vesting Percentage. The Vesting Percentage of a Participant who is in the Service of an Employing Company upon the earlier of his (a) 65th birthday, (b) Disability, or (c) death shall be 100%. If a Participant's Service is terminated prior to the earliest of the times determined under the preceding sentence, his Vesting Percentage shall be determined as follows:


Years of Vesting Service    Vesting Percentage       Forfeited Percentage
------------------------    ------------------       --------------------
Less than 2 Years                    0%                       100%
2 Years but less than 3             20%                        80%
3 Years but less than 4             40%                        60%
4 Years but less than 5             60%                        40%
5 Years but less than 6             80%                        20%
6 Years or more                    100%                         0%

         6.2 Forfeiture.

                  (a) In General. The forfeited percentage (determined from the table in Section 6.1) of a former Participants Employer Contribution Account shall be held until the earlier of (i) payment to the Participant of his Vested Benefit or (ii) he incurs a One-Year Break in Service and then it shall be forfeited and dealt with as provided in Article IV. Except if a forfeiture must be restored pursuant to Section 6.5, a forfeiture under the provisions of this
Section 6.2 shall be permanent.

                  (b) Amounts Not Forfeited. Any balances remaining in a former Participant's Employer Contribution Account after a forfeiture pursuant to subsection (a) shall be nonforfeitable and the former Participant's Vested Benefit shall include such non-forfeitable balances.

                  (c) Accounting After Reemployment. If a former Participant is reemployed by an Employing Company, any non-forfeitable balances held in the Trust pursuant to subsection (1)) shall be held as sub-accounts in the Participant's respective Employer Contribution Accounts until the Participant's Vesting Percentage equals 100%, at which time such sub-accounts shall be combined with the Participant's respective regular Employer Contribution Accounts.

         6.3 Reemployment After Termination of Service. If a former Participant is reemployed by an Employing Company and:

                  (a) no portion of the Participant's Vested Benefit has been paid to such Participant in accordance with Section 8.1, the balance in his Employer Contribution Accounts shall be determined in accordance with Section
6.2 (and, if applicable, Section 6.5) and his Vesting Percentage shall be based upon the number of his Years of Vesting Service after applying Section 6.6;

                  (b) any portion of the Participant's Vested Benefit has been paid to such Participant in accordance with Section 8.1 and such Participant has repaid such portion in accordance with Section 6.4, the balance in his Employer Contribution Accounts shall be determined in accordance with Sections
6.2 and 6.5, and his Vesting Percentage shall be based upon the number of his Years of Vesting Service after applying Section 6.6; or

                  (c) any portion of the Participant's Vested Benefit has been paid to such Participant in accordance with Section 8.1 and such Participant has not repaid such portion in accordance with Section 6.4, the balance in his Employer Contribution Accounts shall be determined in accordance with Section 6.2, and his Vesting Percentage shall be based upon the number of his Years of Vesting Service after his Reemployment Commencement Date.

         6.4 Repayment of Vested Benefits. If at or after a Participant's prior separation from Service, he received all or any portion of his Vested Benefit, he may, if he returns to Service, repay the full amount received before the earlier of (a) five (5) years from his Reemployment Commencement Date or (1)) his number of consecutive One-Year Breaks in Service equals five (5).

         6.5 Restoration of Forfeitures.

                  (a) In General. A former Participant who has forfeited a portion of any Employer Contribution Account pursuant to Section 6.2 shall have the forfeited amount restored (without interest or other adjustment for Trust income, gains or losses during the period of forfeiture) to such Employer Contribution Account if:

                           (i) the former Participant is reemployed by an
Employing Company before incurring five (5) consecutive One-Year Breaks in Service; or

                           (ii) if the former Participant received a
distribution of any portion of his Vested Benefit, the former Participant repays in accordance with the provisions of Section 6.4 such portion of his Vested Benefit that he received. No forfeiture shall be restored to any Participant who does not meet the requirement of paragraph (i) and, if applicable, the requirement of paragraph (ii).

                  (b) Accounting for Restored Forfeitures. Any forfeiture restored pursuant to Subsection (a) shall be credited to a sub-account in each of the Participant's forfeited Employer Contribution Accounts, and the Participant's Vested Benefit attributable to such subaccounts at any relevant time shall equal an amount X)determined by the following formula:


                  X = P(AB + (R x D)) - (R x D)

For purposes of applying this Formula:

         P is the Participant's Vesting Percentage determined pursuant to
Section 6.1 at the relevant time.

         D is the amount of the Participant's Vested Benefit originally distributed to the Participant.

         R is the ratio of (i) the balance of the Participant's forfeited Employer Contribution Account at the relevant time to (ii) the balance of such Employer Contribution Account after the original distribution of his Vested Benefits.

         AB is the balance of the Participant's forfeited Employer Contribution Account at the relevant time.

         The relevant time is the time at which, under the Plan, the Participant's Vesting Percentage in his forfeited Employer Contribution Account cannot increase.

                  (c) Source of Restored Forfeitures. Any forfeitures restored pursuant to Subsection (a) shall be restored from amounts forfeited pursuant to
Section 6.2 during the Plan Year in which the restoration is to be made. Notwithstanding any provisions of the Plan to the contrary, if the aggregate amount to be so restored to the Employer Contribution Accounts of Participants exceeds the amount of such forfeitures, the Employing Companies shall make a contribution to the Plan in the amount of such excess. Any such contribution shall not be allocated under Article IV.

         6.6 Years of Vesting Service and Break-in-Service Rules. All Years of Vesting Service shall be taken into account for the purpose of determining a Participant's Vesting Percentage except as follows. Notwithstanding Section 6.3:

                  (a) Years of Vesting Service credited to an Employee before a One-Year Break in Service shall be disregarded until and unless he has completed one Year of Vesting Service after the One-Year Break in Service.

                  (b) If a Participant has no Vested Benefit derived from Employing Company contributions, Years of Vesting Service before a period of consecutive One-Year Breaks in Service shall be disregarded if the number of consecutive One-Year Breaks in Service equals or exceeds the greater of five
(5) or the aggregate number of Years of Vesting Service not previously ignored.

                  (c) Years of Vesting Service credited to an Employee after five (5) consecutive One-Year Breaks in Service shall be disregarded in determining his Vesting Percentage in the balance of his Employer Contribution Accounts that was credited prior to the Service break.


                                  ARTICLE VII

                      Calculation of Benefits and Accounts

         7.1 Calculation of Benefits. For purposes of calculating the amount of benefits payable under the Plan, the Vested Benefit and Accrued Benefit of a Participant, former Participant or Beneficiary shall be determined as of the latest Valuation Date coinciding with or following the event which gives rise to the benefit and prior to or coinciding with commencement of payment of the benefit, or as of such other date as the Plan Administrator shall select in any instance in accordance with a non-discriminatory policy.

         7.2 Calculation of Accounts. Any contribution or income, gain, loss, expense or other credit or charge shall be credited to or charged against the Participant's accounts on the earliest

Valuation Date coinciding with or next following the realization or incurrence of the item. Any benefit payment shall be charged against the Participant's accounts as of the day after the Valuation Date utilized under Section 7.1 to determine the amount of the benefit payment.


                                  ARTICLE VIII

                              Payment of Benefits

         8.1 Form of Benefits.

                  8.1.1 Retirement. Disability or Termination Benefits. Benefits payable on account of a Participant's retirement, Disability or termination of Service prior to attaining retirement age shall be payable in either of the following forms, as selected by the Participant:

                           (a) in a lump sum; or

                           (b) except as provided in Section 9.8, in annual
installments payable for a period of years not to exceed the life expectancy of the Participant or the joint life expectancies of the Participant and his Beneficiary; provided that: (i) at least 51% of the Participant's Vested Benefit (as determined when payment commences) shall be payable during the Participant's life expectancy (as determined when payment commences) and (ii) the amount distributed each year shall at least equal the quotient obtained by dividing the Participant's Vested Benefit by the applicable life expectancy or joint life expectancy. (For purposes of this Subsection (B), payments shall be calculated by use of the return multiples specified in Section 1.72-9 of the Income Tax Regulations and the life expectancies of the Participant and his Spouse (if a Beneficiary) shall be redetermined annually.)

                  8.1.2 Death Benefits. Benefits payable on account of a Participant's death shall be payable in either of the following forms, as selected by the Participant's Beneficiary:

                 (a) in a lump sum; or

                 (b) except as provided in Section 9.8, in annual installments payable for a period of years not to exceed five (5); provided however, that:
(i) if distribution has commenced pursuant to Section 8.1.1 (b) and the Participant dies before receiving his entire interest, distribution shall continue to the Beneficiary in accordance with Section 8.1.1(b) unless the Beneficiary elects to accelerate payment of the benefit or (ii) if distribution has not commenced pursuant to Section 8.1.1(b), any portion payable to or for the benefit of the Participant's Beneficiary may (at the election of such Beneficiary) be paid over a period of years not to exceed the life expectancy of the Beneficiary (in accordance with applicable regulations pursuant to Code
Section 401(a)(9)), starting within one year of the Participant's death if such Beneficiary (including a Contingent Beneficiary) is not the Participant's Spouse and (if later) at any time until the Participant would have attained age 70 1/2 if such Beneficiary is the Participant's spouse. (For purposes of this Subsection (1'), payments shall be calculated by use of the return multiples specified in Section 1.72-9 of the Income Tax Regulations. Furthermore, any amount paid to the Participant's child shall be treated as if it had been paid to the Participant's surviving Spouse if the amount becomes payable to the Spouse when the child reaches the age of majority.

         8.2 Notice and Election of Benefit Form. As required by section 1.411(a)-11(c) of the Income Tax Regulations, not less than 30 days and not more than 90 days before payment or commencement of a benefit, the Plan Administrator shall give notice to a Participant or Beneficiary concerning the alternative methods by which such benefits are to be paid.

                  (a) After receiving such notice, and subject to Paragraph (b) below, a Participant or Beneficiary shall elect a form of benefit (if applicable) and a method of distribution on a form provided by the Plan Administrator.

                  (b) If a distribution is one to which sections 401(a)(l 1) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)- 11(c) of the Income Tax Regulations is given, provided that:

                           (i) the Plan Administrator clearly informs the
Participant or Beneficiary that such individual has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                           (ii) such Participant or Beneficiary, after
receiving the notice, affirmatively elects a distribution.

         8.3 Annuity Benefits.

                  8.3.1 Annuity Benefit Generally Not Required.

                           (a) In General. This Plan is a profit sharing plan
which meets the following two conditions: (i) Participants may not elect benefit payments in the form of a life annuity and (ii) upon the death of a Participant who was married to his surviving Spouse throughout the one-year period ending on the date of the Participant's death, the Participant's Vested Benefit shall be paid to the Participant's surviving Spouse unless the requirements of Subsection (b) are met for payment to an alternate designated Beneficiary.

                           (b) Conditions on Payment of Death Benefits to a
Designated Beneficiary. Upon the death of a Participant prior to payment of his Plan benefits on account of retirement, Disability or termination, his Vested Benefit shall be paid to its designated

Beneficiary if all of the requirements specified in paragraph (i) are met or if any of the conditions of paragraph (ii) exist or the condition of paragraph
(iii) exists:

                                    (i) the Participant's surviving Spouse has
consented in writing to an alternate designated Beneficiary (to receive the whole or any part of any death benefit payable under the Plan) and such consent: (1) acknowledges the effect of such designation; (11) is witnessed by the Plan Administrator or its designate or a notary public; and (III) is the most recent designation submitted to the Plan Administrator by or for the Participant at the date of his death;

                                    (ii) the consent referred to in paragraph
(i) cannot be obtained because it is established to the satisfaction of the Plan Administrator that: (I) the Participant has no surviving Spouse; (II) the Participant's surviving Spouse cannot be located; or (III) other circumstances, as may be provided for in regulations under the Code, exist that prevent the Participant from obtaining the consent referred to in Paragraph (i); or,

                                    (iii) the consent referred to in paragraph
(i) is not required because the Participant was not married to his Spouse throughout the one-year period ending on the date of the Participant's death.

                           (c) Restrictions on Transfers into Plan. The Plan
shall not accept any direct or indirect transfers of any benefits from a defined benefit plan, money purchase pension plan (including a target benefit plan), or a stock bonus or profit sharing plan which provides for a life annuity form of payment to a Participant.

                  8.3.2 Forms of Payment of Benefits Accrued Before 1989. Notwithstanding any other provision in this Article VIII, if a Participant accrued a benefit under the Plan prior to January 1, 1989 (the effective date of its restatement hereby), this Section 8.3.2 shall apply to such pre-1989 Accrued Benefit. For purposes of this Section 8.3.2, a Participant's "pre-1989 Accrued Benefit" is the total amount of his Accrued Benefit as of December 31, 1988.

                           (a) Form of Payment. Subject to the conditions set
forth below, in addition to the forms of payment set forth in Sections 8.1.1 and 8.1.2, a Participant may elect to receive his pre-1989 Accrued Benefit in the form of an annuity which may be purchased from an insurance company by the Trustees for the Participant and his Spouse or Beneficiary, if applicable.

                           (b) Election of Benefit. A Participant who is
married on his or her Annuity Starting Date and elects an annuity for a payment in accordance with this Section 8.3.2 shall receive distribution of his benefit in the form of a Qualified Joint and Survivor Annuity, unless the Participant has previously waived his or her right to receive distribution of benefits in this form. The waiver must be executed by the Participant and consented to by the Participant's Spouse in accordance with paragraph (d) below during the 90-day period ending on the Participant's Annuity Starting Date. The Spouse's consent shall permit the Participant to elect any optional form of benefit available under the Plan and to designate any contingent Beneficiary. Such a general consent must acknowledge that the Spouse has voluntarily relinquished rights to limit consent to a specific form of benefit or Beneficiaries or both. A Participant's waiver of a Qualified Joint and Survivor Annuity under this paragraph (b) may be revoked at any time before the Participant's Annuity Starting Date (as such term is defined in paragraph (e) below) and, once revoked, may be made again before that date.

                           (c) Notification of Right to Waive Qualified Joint
and Survivor Annuity. Within the period beginning no earlier than 90 days before the Participant's Annuity Starting Date and no later than 30 days before his or her Annuity Starting Date, the Plan

Administrator shall provide each Participant (whether or not married) who is eligible to receive an annuity benefit under this Section 8.3.2 with a notice of the Participant's right to elect to waive his or her right to receive distribution of the pre-1989 Accrued Benefit in the form of a Qualified Joint and Survivor Annuity. The notice shall contain an explanation, in nontechnical language, of (i) the terms and conditions of the election and its effect upon the Participant's benefit, (ii) the requirement that the Participant's Spouse must consent to the election in accordance with paragraph (d) below, (iii) the Participant's right to revoke the Participant's election in the manner prescribed in regulations promulgated by the Secretary of the Treasury and (iv) a general description of the eligibility conditions and other features of the optional forms of benefit under the Plan and sufficient information to explain the relative values of the optional forms of benefits.

                           (d) Spousal Consent. A Participant's waiver of a
Qualified Joint and Survivor Annuity described in this Section shall be valid only if the Participant's Spouse executes a written consent to that election acknowledging the effect of the election and the consent is witnessed by a notary public or Plan representative. The Spouse's consent is not required if
(i) the Participant establishes that the Spouse's consent cannot be obtained because the Participant does not have a Spouse, a Participant's Spouse cannot be located or for such other circumstances as may be provided in regulations promulgated by the Secretary of the Treasury, (ii) the Participant is legally separated from the Spouse or (iii) the Participant has been abandoned by his Spouse (within the meaning of local law) and the Participant has a court order to that effect. A Participant's waiver of a Qualified Joint and Survivor Annuity shall be effective only with respect to the Spouse who consents to it (or whose consent is not required) as provided in this Section.

                           (e) Annuity Starting Date. Subject to Article IX, a
Participant's Annuity Starting Date shall be the first day of the first period for which an amount is payable as an Annuity or in the case of a benefit not payable in the form of an Annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

                           (f) Pre-Retirement Survivor's Benefit. A Participant
may elect on or after his thirty-fifth (35th) birthday to be covered by this Survivor's Benefit. For purposes of the Plan, "Survivor's Benefit" means (i) for married Participants, a single life annuity for the Spouse's life based on the value of the Participant's pre-1989 Accrued Benefit, or (ii) for single Participants, the benefit payable in accordance with Section 8.1.2. The Survivor's Benefit, if elected, shall remain in effect until the date of the Participant's retirement, rescission of election, or the Spouse's death. A Participant shall automatically be covered by the Survivor's Benefit until age thirty-five (35). The Plan Administrator may make independent verification of the facts, but the Plan Administrator shall be entitled to rely on the evidence submitted by the Participant and, in any event, the Plan Administrator shall be completely protected for acting in accordance with its determination.

         8.4 Withdrawals During Employment. Upon the application by any Participant, the Plan Administrator shall direct the Trustees to make distributions to the Participant pursuant to Sections 8.4.1, 8.4.2 or 8.4.3, subject to the provisions of such Sections and of Section 8.4.4, while the Participant remains in the Service of an Employing Company.

                  8.4.1 Withdrawals After Attaining Age 59 1/2. Once a Participant attains age 59 1/2, he may withdraw all or any portion of the balance in his Pre-tax Contribution Account and all or any portion of his Vesting Percentage of the balance of his Employer Contribution

Account; provided that any such withdrawal shall be restricted to such amounts as are permitted under Section 8.4.2(a)(i) below.

                  8.4.2 Withdrawals Prior to Age 59 1/2. Prior to attaining age 59 1/2, a Participant may withdraw all or any portion of his Vesting Percentage of the balance in his Employer Contribution Account, and any such Participant may request a withdrawal from his Pre-tax Contribution Account, subject to the conditions of this Section 8.4.2. Any withdrawal under this Section 8.4.2 shall be subject to the following conditions:

                           (a) Restrictions on Amount. Each request for a
withdrawal under this Section 8.4.2:

                                    (i) if from the Employer Contribution
Account and made before the Participant has five (5) Years of Participation, shall be for no more than the Vesting Percentage of the balance in such Account less the Employing Company contributions made to such Account during the 24 calendar months ending on the Valuation Date next preceding the date of the Participant's request; and

                                    (ii) if from a Pre-tax Contribution Account
and made before the Participant attains age 59 1/2, shall be for no more than the Participant's cumulative Pre-tax Contributions, reduced by amounts previously withdrawn under this Section 8.4.2.

                           (b) Required Purposes

                                    (i) Deemed-Need Test. Withdrawals under
this Section 8.4.2(b)(i) shall be permitted only (I) for the purpose of enabling the Participant (A) to pay medical expenses previously incurred or necessary to obtain medical care (described in Code Section 213(d)) for himself and his spouse or dependents, (B) to purchase (but except as provided below, not to pay mortgage payments on) his principal residence, (C) to pay tuition and related educational fees for the next twelve (12) months of post-secondary education for himself and his spouse, children or dependents, or (D) to make payments to prevent eviction or foreclosure on his principal residence and (11) to the extent such needs cannot be met from other resources reasonably available to the Participant; provided that withdrawals for the types of needs permitted in clause (I) shall be deemed to satisfy the requirements of clause (II) if the Participant has already utilized other available distributions and loans from this Plan and other employer plans.

                                    (ii) Facts and Circumstances Test.
Withdrawals under this Section 8.4.2(b)(ii) shall be permitted from a Pre-tax Contribution Account only if the deemed-need test of Section 8.4.2(b)(i) is not met and (I) in the case of any withdrawal under Section 8.4.2, only for the purpose of enabling the Participant to meet immediate and heavy financial needs (including only (A) medical expenses of the Participant or his Family Members, (B) the cost of purchasing or remodeling the Participant's primary residence,
(C) the cost of funeral expenses for the Participant's Family Members or (D) the cost of providing education to the Participant's Family Members) and (II) in the case of any withdrawal from a Pre-tax Contribution Account, only to the extent such needs cannot be met from other resources reasonably available to the Participant, including all loans and other withdrawals available under this Plan; provided that the Plan Administrator shall rely reasonably on the Participant's representation that he cannot meet the financial need from insurance, that he has already made reasonable liquidation of other assets and that he has already utilized other available distributions and loans from other employer plans and loans from commercial sources.

                           (c) Limitations on Pre-tax Contributions after
Withdrawal from Pretax Contribution Account Prior to Age 59 1/2. Any Participant who makes a withdrawal from his Pre-tax Contribution Account pursuant to this Section 8.4.2 shall make no further Pre-tax Contributions for a period of at least twelve (12) months commencing on the first pay date on or after the date of the withdrawal. At the end of such twelve-month period, the Participant may again elect to make Pre-tax Contributions, effective with the next date under Section 4.2.2(b) for commencing Pre-tax Contributions to the Plan. Furthermore, the limit on the Participant's Pretax Contributions set forth in Section 4.2.2(a)(ii) shall be reduced during the calendar year following the year of the withdrawal by the amount of the Participant's Pre-tax Contributions for the year of the hardship distribution.

                  8.4.3 Withdrawals from Employee Contribution Accounts. A Participant may withdraw all or any portion of the balance in his Employee Contribution Account at any time.

                  8.4.4 General Provisions Applicable to Withdrawals

                           (a) Frequency. Only one withdrawal may be made under
this Section 8.4 during each Plan Year; provided that a Participant may request to withdraw amounts simultaneously under Sections 8.4.1 and 8.4.3 or under Sections 8.4.2 and 8.4.3.

                           (b) Accounting for Withdrawals. Any withdrawal under
this Section 8.4 shall not terminate a Participant's participation in the Plan. Withdrawals pursuant to Sections 8.4.1 and 8.4.2 shall reduce and be subtracted from the Participant's accounts in the following order: Discretionary Matching Contribution Account, Fixed Matching Contribution Account and Pre-tax Contribution Account. Withdrawals pursuant to Section 8.4.3 shall reduce and be subtracted from the Participant's respective Employee Contribution Accounts as designated by the Participant. After a withdrawal from any of his Employer Contribution Accounts, the Participant's vested interest in each such Employer Contribution Account at any relevant time shall be equal to an amount (X) determined by the following formula:

                              X=P(AB+(R x D))-(R x D)

         For purposes of applying this formula:

         P is the Participant's Vesting Percentage determined pursuant to
Section 6.1 at the relevant time.

         D is the amount of the withdrawal.

         R is the ratio of (i) the balance of the Participant's withdrawn Employer Contribution Account at the relevant time to (ii) the balance of such Employer Contribution Account after the withdrawal.

         AB is the balance of the Participant's withdrawn Employer Contribution Account at the relevant time.

         The relevant time is the time at which, under the Plan, the Participant's Vesting Percentage in his withdrawn Employer Contribution Account cannot increase.

                  (c) Valuation Adjustments for Withdrawals. The balance in a Participant's accounts in the Plan will be adjusted equitably to reflect the effects of any withdrawals made by the Participant in between Plan Valuation Dates. Any withdrawal requested for disbursement prior to the next Plan Valuation Date will be limited in amount by any adjustment necessary to equitably reflect changes to the value of Plan assets since the immediately preceding Valuation Date.

                  (d) Rules and Regulations. Any withdrawal request under this
Section 8.4 shall be made by written notice given to the Plan Administrator at least thirty (30) days prior to the date of the withdrawal; provided that the Plan Administrator in its discretion may permit a withdrawal on shorter notice. The Plan Administrator in its discretion shall determine from time to time such additional non-discriminatory conditions on and rules governing withdrawals under this Section 8.4 as it deems appropriate.

          8.5 Loans to Participants and Beneficiaries.

                  8.5.1 Availability of Loans. The Plan Administrator is hereby authorized to establish a program for loans to Participants or Beneficiaries of deceased Participants from their Vested Benefits. Upon the Plan Administrator's direction and subject to the requirements and limitations of Section 8.5.2, the Trustees shall make such loans.

                  8.5.2 Requirements and Limitations. All loans to Participants or Beneficiaries:

                           (a) Non-discrimination: Spousal Consent. Shall be
available to all such persons on a reasonably equivalent basis and in amounts relative to each such person's vested interest in the Trust Fund, provided that no loan shall be made to a Participant who is married on the date the loan is to be made unless the Participant's spouse has consented in writing to such loan no more than 90 days prior to such date and such consent has been witnessed by a notary public or the Plan Administrator or a designate;

                           (b) Interest Rate: Security. Shall bear a reasonable
rate of interest and be adequately secured, provided that (to the extent permitted by the Act and notwithstanding any other provision of this Plan) such security may consist in whole or in part of not more than 50% of the borrower's Vested Benefit in the Plan;

                           (c) Directed Investment. Shall be a directed
investment of the borrower's own account;

                           (d) Term. Shall be repayable within: (i) 5 years if
not used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a principal residence of the borrower; and (ii) otherwise within a reasonable period of time; and

                           (e) Amount Shall be in amounts which, when
aggregated with other loans outstanding to the same borrower (under this or any other plan maintained by the Employer or a member of a controlled group including the Employer or a group under common control with the Employer), are:
(i) not in excess of the lesser of 50% of the borrower's vested interest in the Trust Fund and $50,000 if the borrower's vested interest in the Trust Fund exceeds $20,000; (ii) not in excess of $10,000 if the borrower's vested interest in the Trust Fund exceeds $10,000 but does not exceed $20,000; (iii) not in excess of 100% of the borrower's vested interest in the Trust Fund if such interest does not exceed $10,000; and (iv) not in excess of such lower limits as the Plan Administrator may set. Notwithstanding the foregoing, no loan or loans aggregating (at the time the most recent such loan is made) more than 50% of the borrower's vested interest in the Trust Fund shall be made unless the borrower provides security (which the Plan Administrator finds to be adequate) for the balance of the amount of such loans that exceeds 50% of the borrower's vested interest in the Trust Fund at the time the most recent such loan is made; provided that the Plan Administrator shall make judgments as to the adequacy of any such additional security in a uniform and non-discriminatory manner and provided further that the Plan Administrator need not accept any additional security (and in such case the Plan Administrator shall not grant any loan or loans aggregating more than 50% of the borrower's vested interest in the Trust Fund) if he determines (on a uniform and non-discriminatory basis) that taking, holding and/or perfecting a security interest in such additional security would be administratively burdensome, inconvenient or expensive.

                           (f) Accounting. Loan proceeds disbursed shall be
charged against the borrower's Vested Benefit in the following order: Rollover Contribution Account; Pre-tax Contribution Account; Fixed Matching Contribution Account; and Discretionary Matching Contribution Account. Repayments of both principal and interest shall be credited to the borrowers accounts in the reverse order. No other Participant's or Beneficiary's accounts in the Trust or benefits under the Plan shall be put at risk on account of a loan to any borrower.

                           (g) Procedures and Other Rules. Any loan request
under this Section 8.5 shall be made by written notice given to the Plan Administrator at least thirty (30) days prior to the date of the loan disbursement; provided that the Plan Administrator in its discretion may permit a loan on shorter notice. All loan payments by employees shall be made by way of payroll deduction each payday. The Plan Administrator in its discretion shall determine from time to time such additional non-discriminatory conditions on and rules governing loans under this Section 8.5 as it deems appropriate.

         In the event that the Plan Administrator establishes a loan program for Participants and Beneficiaries of deceased Participants, the following terms, procedures, and documents shall be set forth by the Plan Administrator in a written loan policy statement and made available to all such Participants and Beneficiaries:

         (i) A loan application procedure, together with a Specimen Application, Promissory Note and Security Agreement;

         (ii) the basis for approval of loans;

         (iii) the minimum and maximum loans permitted;

         (iv) the procedure for setting the loan interest rate;

         (v) the events that constitute default and the consequences of default; and

         (vi) any other information or procedures pertinent to administration of the loan program. The terms, procedures, and documents of any such written loan policy statement are hereby incorporated by reference and made part of this Plan.

         8.6 Effect of Reemployment. In the case of a Participant who returns to Service after his Benefit Commencement Date but before his Normal Retirement Date, payment of benefits to him shall thereupon cease, and the form of any benefits payable to him thereafter shall be determined in accordance with the provisions of this Article VIII but disregarding any previous benefit elections made by him.

         8.7 Claims Procedure.

                  (a) In order to receive any benefits under the Plan, a Participant or his Beneficiary (the "Applicant") shall first file a notice with the Plan Administrator submitting his claim. If a claim for benefits submitted by the Applicant is denied, the Plan Administrator shall furnish to the Applicant, within ninety (90) days after receipt of such claim (or within one hundred and eighty (180) days after such receipt if extenuating or special circumstances require an extension of time) a written notice which: (i) specifies the reasons for the denial, (ii) refers to the pertinent provisions of the Plan on which the denial is based, (iii) describes any additional material or information necessary for the perfection of the claim and explains why such material or information is necessary, and (iv) explains the claim review procedures of this Section 8.7.

                  (b) Upon the written request of the Applicant submitted within sixty (60) days after his receipt of such written notice, the Plan Administrator shall afford the Applicant a full and fair review of the decision denying the claim, and, if so requested: (i) permit the Applicant to review any documents which are pertinent to the claim, (ii) permit the Applicant to submit to the Plan Administrator issues and comments in writing, and (iii) afford the Applicant an opportunity to meet with a quorum of the Plan Administrator as a part of the review procedure.

                  (c) Within sixty (60) days after its receipt of a request for review (or within one hundred and twenty (120) days after such receipt if special circumstances, such as the need to hold a hearing, require an extension of time) the Plan Administrator shall notify the applicant in writing of its decision and the reasons for its decision and shall refer the Applicant to the provisions of the Plan which form the basis for its decision.

         8.8 Transfers to Other Plans

                  (a) In General. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  (b) Definitions. For purposes of this Paragraph, the following definitions shall apply:

                           (i) Direct rollover: A direct rollover is a payment
by the plan to the eligible retirement plan specified by the distributee.

                           (ii) Distributee: A distributee includes an employee
or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                           (iii) Eligible retirement plan: An eligible
retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (iv) Eligible rollover distribution: An eligible
rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period often years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                   ARTICLE IX

                           Benefit Commencement Date

         9.1 General Rule. Subject to Sections 9.2 through 9.7, the Benefit Commencement Date of a Participant who retires upon his Normal Retirement Date or Postponed Retirement Date shall be the Valuation Date coinciding with or next following such date of retirement. Subject to Sections 9.2 through 9.7 and unless a Participant elects otherwise in accordance with the provisions of Section 9.2, the Benefit Commencement Date of a Participant whose Service is terminated other than (a) by reason of Disability or death or (1,) on his Postponed Retirement Date shall be the Valuation Date coinciding with or next following his Normal Retirement Date.

         9.2 Optional Termination Benefit Commencement Date. Except as provided in Sections 9.7 and 9.8 or in this Section 9.2, any terminated Participant may choose a Valuation Date coinciding with or next following his termination of employment as his Benefit Commencement Date.

         9.3 Disability Benefit Commencement Date. Subject to Sections 9.2 through 9.7, the Benefit Commencement Date of a Participant whose Service is terminated by reason of Disability shall be the Valuation Date coinciding with or next following the termination of his Service; provided that if such Participant is entitled to receive a disability benefit under any plan to which his Employing Company has contributed, his Benefit Commencement Date shall be the date disability benefits cease under such plan.

         9.4 Retirement After Reemployment. If, upon reemployment by an Employing Company, benefits payable to a Participant are suspended in accordance with any provision of this Plan, such Participant's new Benefit Commencement Date shall be determined in accordance with the provisions of this
Article IX as if he had not previously had a Benefit Commencement Date prior to such suspension of payment of benefits.

         9.5 Death Benefit Commencement Date. If benefits first become payable to the Spouse or other Beneficiary of a Participant following such Participant's death, the payment of such benefits shall commence in accordance with the provisions of Article VIII.

         9.6 Limited Administrative Delays. Unless a Participant elects otherwise, payment of his benefits shall commence not later than sixty (60) days after the close of the Plan Year in which the later of the following occurs: (a) the Participant's Normal Retirement Date, or (1,) the date on which the Participant actually retires or his Service is terminated. Subject to the foregoing and to Section 9.8, the Plan Administrator may take such time as is administratively reasonable and convenient after the relevant Benefit Commencement Date or other relevant Valuation Date to determine the amount of a benefit due and to pay or commence payment of such benefit.

         9.7 Latest Benefit Commencement Date. Notwithstanding the provisions of Sections 9.1, 9.2 and 9.3 but subject to Section 9.8, distributions to a Participant must commence no later than the first day of April following the calendar year in which such Participant attains age 70 1/2 and, subject to
Section 9.8, each Participant eligible to receive a distribution may elect (by giving notice to the Plan Administrator at least thirty (30) days prior to his Benefit Commencement Date) to postpone such distribution until any Valuation Date prior to such April first.

         9.8 Payment Date When Benefit is $3,500 or Less. If the Participant's Vested Benefit is $3,500 or less, the Plan Administrator shall as soon as is administratively convenient distribute such benefit in a lump sum without the Participant's consent. However, a Participant's Vested Benefit may not be paid in a lump sum without his written consent if the Participant's Vested Benefit exceeds $3,500.

                                   ARTICLE X

                              Top-Heavy Provisions

         10.1 Application of Top-Heavy Provisions. The following provisions shall become effective in any Plan Year in which the Plan is determined to be a Top-Heavy Plan, as defined in Section 10.2, and shall supersede any conflicting provisions in the Plan.

         10.2 Determination of Top-Heavy Plan Status: Top-Heavy Plan Definitions. The following words and phrases shall have the meanings specified:

                  (a) Key Employee and Non-Key Employee. The phrase "Key Employee" shall mean any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was:

                           (i) an officer of an Employing Company if (I) such
individual's annual compensation exceeds 150% of the dollar limitation under Code Section 415(c)(1)(A) and (II) such individual is in the group of such officers having the highest annual compensation but that does not exceed the lesser of (A) fifty officers and (B) the greater of three officers or 10% of all Employees of such Employing Company;

                           (ii) an owner (or considered an owner under Code
Section 318) of one of the ten largest interests in an Employing Company if such individual's compensation exceeds 100% of the dollar limitation under Code
Section 415(c)(1)(A);

                           (iii) a 5% owner of an Employing Company; or

                           (iv) a 1 % owner of an Employing Company if such
individual's compensation exceeds $150,000.

The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination as to who is a Key Employee shall be made in accordance with Code Section 416(i)(1) and the Regulations thereunder.

         The phrase "Non-Key Employee" shall mean any employee (including a beneficiary of such employee) who is not a key employee.

                  (b) Top-Heavy Plan. For any Plan Year the Plan shall be considered a "Top-Heavy Plan" if any of the following conditions exist:

                           (i) If the Top-Heavy Ratio for the Plan exceeds 60%
and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                           (ii) If the Plan is a part of a Required Aggregation
Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%.

                           (iii) If the Plan is a part of a Required
Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

                  (c) Top-Heavy Ratio.

                           (i) If an Employing Company maintains one or more
defined contribution plans (including any Simplified Employee Pension Plan) and an Employing Company maintains or has maintained one or more defined benefit plans which, during the five-year period ending on the Determination Date(s), has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction:

                                    (I) the numerator of which is the sum of
(A) the account balances under the aggregated defined contribution plan or plans for all Key Employees and (B) the

Present Value of the accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and

                                    (II) the denominator of which is the sum of
(A) the account balances under the aggregated defined contribution plan or plans for all Participants and (B) the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s). All Top-Heavy Ratio determinations shall be made in accordance with Code Section 416 and the Regulations thereunder. The account balances under a defined contribution plan and the accrued benefits under a defined benefit plan in both the numerator and the denominator of the Top-Heavy Ratio shall be adjusted for any distribution of an account balance or an accrued benefit made in the five-year period ending on the Determination Date.

                           (ii) For purposes of paragraph (i), the value of
account balances and the Present Value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or on the ending of the twelve-month period ending on the Determination Date, except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (II) who has not performed any service for any employer maintaining the plan at any time during the five-year period ending on the Determination Date shall be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account shall be made in accordance with Code Section 416 and the Regulations thereunder. Deductible employee contributions made pursuant to Section 219 of the Internal Revenue Code of 1986 shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

                  (d) Permissive Aggregation Group. The "Permissive Aggregation Group" shall be the Required Aggregation Group of plans plus any other plan or plans of an Employing Company which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                  (e) Required Aggregation Grout). The "Required Aggregation Group" shall be (i) each qualified plan of an Employing Company in which at least one Key Employee participates and (ii) any other qualified plan of an Employing Company which enables a plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) or 410.

                  (f) Determination Date. The "Determination Date" shall be (i) for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year or (ii) for the first Plan Year of the Plan, the last day of that Year.

                  (g) Present Value. For purposes of establishing "Present Value" to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest based on (i) annual interest of 5-1/2% and (ii) the 1971 Group Annuity Mortality Table.

                  (h) Valuation Date. For purposes of computing the Top-Heavy Ratio, the Valuation Date shall be the last day of each Plan Year.

         10.3 Top-Heavy Plan Requirements. If the Plan is a Top-Heavy Plan for any Plan Year or, as part of a Required or Permissive Aggregation Group, the Plan is deemed to be a Top-Heavy Plan for any Plan Year, the following requirements shall be met, notwithstanding any other provisions of the Plan.

                  (a) Minimum Vesting Schedule. For any Plan Year in which this Section applies, the non-forfeitable percentage of each Employee in his Accrued Benefit shall be determined in accordance with Article VI. The Minimum Vesting Schedule applies to all benefits within the meaning of Code Section 41 1(a)(7) except those attributable to Employee contributions and Pre-tax Contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became a Top-Heavy Plan. Further, no reduction in vested benefits may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. This provision does not apply, however, to the Accrued Benefit of any Employee who does not have an Hour of Service after the Plan has initially become a Top-Heavy Plan and forfeitures of such Accrued Benefits shall be determined without regard to this provision.

                  (b) Minimum Contributions. For any Plan Year in which this Section applies, except as is otherwise required to satisfy Section 10.4, the following contribution provisions shall apply to the Plan:

                           (i) Basic Minimum. Each Employing Company shall, on
behalf of each Participant it employs who is a Non-Key Employee for such Top-Heavy Plan Year, contribute to the Trust the greater of (I) the Employing Company contributions determined under Section 4.1 for such Participant for such Plan Year and (II) lesser of (A) 3% of the Non-Key Employee's Compensation for the Plan Year and (B) the percentage of the Non-Key Employee's Compensation for the Plan Year that equals the highest percentage of any Key Employee's Compensation for the Plan Year contributed by the Employing Companies (including, for this purpose, any Pre-tax Contributions made on the Key Employee's behalf).

                           (ii) Restriction on Right to a Minimum Contribution.
Except as necessary to meet the Top-Heavy minimum benefit accrual requirements of any defined benefit plan or plans in the Required or Permissive Aggregation Group for any Non-Key Employee who has at least 1,000 Hours of Service with an Employing Company during such Top-Heavy Plan Year, no contribution shall be made pursuant to paragraph (i) on behalf of a Non-Key Employee who was not employed by an ]Employing Company on the last day of the Plan Year.

                           (iii) Minimum Contribution Made in Lieu of Regular
Contribution. No Participant shall receive Employing Company contributions under both Section 4.1 and this Section 10.3 for any Plan Year.

                           (iv) Increased Section-415-Limitation Minimum. If
for any Plan Year the Top-Heavy Ratio is in excess of 60% but is not in excess of 90% and the denominator used in determining dollar limitations on maximum benefits under Code Section 415(e) on behalf of an Employee who is covered under the Plan and the Pension Plan is multiplied by a factor of 1.25, then the contribution rate in clause (II)(A) of paragraph (i) shall be increased to 4%.

         10.4 Minimum Accrued Benefits. Notwithstanding the provisions of
Section 10.3(b), for any Plan Year during which the Plan is deemed to be a Top-Heavy Plan as a member of a Required or Permissive Aggregation Group which includes a defined benefit pension plan, the contribution rates in clause
(II)(A) of paragraph (i) and in paragraph (iv) of Section 10.3(b) shall be increased to 5% and 7.5%, respectively.

                                   ARTICLE XI

                                 Administration

         11.1 Appointment of Administrator. The Plan shall be administered by a Plan Administrator. The Board may remove the Plan Administrator at any time with or without cause, and the Plan Administrator may resign at any time by giving written notice thereof to the Board. The Plan Administrator shall serve until such time as he resigns, dies, or is removed by action of the Board. A vacancy shall be filled by the Board. The Plan Administrator shall serve without compensation. The Company may pay all usual and reasonable expenses of the Plan Administrator in whole or in part, and any expenses not paid by the Company shall be paid by the Trustees out of the principal or income of the Trust Fund.

         11.2 Expenses of Plan Administrator. Any expenses incurred by the Plan Administrator in administering the Plan shall be considered a cost of the Plan and shall be paid in accordance with the applicable provisions of Article XII.

         11.3 Duties of the Plan Administrator. In addition to its duties set forth elsewhere in the Plan, the Plan Administrator shall have the following rights, powers, and duties, any of which it may delegate to any member or members of the Plan Administrator:

                  (a) to design forms and to prepare and enforce such rules, regulations, and procedures, as shall be necessary for the efficient administration of the Plan;

                  (b) to determine when Employees become eligible to participate in the Plan, to process their applications for participation;

                  (c) to keep records containing all relevant data pertaining to the Plan, provided, however, that any information supplied by a Participant shall be presumed to be correct and the Plan Administrator shall incur no liability if it acts upon any such information which is not correct;

                  (d) to make all governmental filings required of the Plan;
and

                  (e) in all instances in which the Plan Administrator is granted authority or discretion which shall affect the benefits, rights or privileges of Participants under the Plan, to exercise such authority or discretion uniformly in such manner as to ensure that all Participants similarly situated shall be similarly treated.

         11.4 Plan Administrator's Rights. The Plan Administrator and each member of any committee acting as Plan Administrator shall have the right to vote on or decide any matter relating to himself and to vote on or decide any matter relating to his rights or benefits under the Plan.

                                  ARTICLE XII

                              Expenses of the Plan

         12.1 All expenses incurred in administering the Plan, including those necessary for the administration of the Trust, shall be paid out of the principal or income of the Trust unless paid by the Company in its sole discretion. Notwithstanding the foregoing, neither the Company nor any other Employing Company shall have any obligation to pay any of such expenses.


                                  ARTICLE XIII

                             Amendment of the Plan

         3.1 Amendment. The Company reserves the right to amend the Plan at any time by the action of the Board; provided, however, that any amendment affecting the duties, responsibilities, or compensation of the Trustees shall become effective upon acceptance in writing by the Trustees of a certified copy of such amendment and provided, further that no amendment shall diminish, or deprive a Participant of any benefit already accrued. The Company may amend the Plan, and may do so retroactively if necessary, to conform the Plan to mandatory provisions of applicable laws or Regulations or as permitted by the Internal Revenue Service or the Department of Labor.

         13.2 Effect of Amendments on Vesting.

                  (a) Notwithstanding the provisions of the preceding Section 13.1, the Company shall make no amendment to the Plan's vesting schedule that shall result in any Participant's Vested Benefit, determined as of the later of
(i) the date of execution of such amendment or (ii) the effective date of such amendment, being equal to less than such Participant's Vested Benefit computed without regard to such amendment.

                  (b) If the Plan's vesting schedule is amended, a Participant having at least three (3) Years of Vesting Service may elect to have his Vested Benefit computed without regard to such amendment. A Participant shall make such election within the period beginning on the date that the Board adopts such amendment and ending sixty (60) days after the latest of (i) the effective date of such amendment, (ii) the date on which such Participant is given written notice of such amendment, or (iii) the date of the adoption of such amendment. Any election made in accordance with this Section 13.2 shall be irrevocable.

         13.3 Amendments to Qualify Trust. The Board may make any amendment to the Trust Agreement retroactively in order to ensure the continued qualification of the Trust for tax exemption under the Code, and farther, to conform the Plan to applicable provisions of the Code, ERISA, and the regulations thereunder; provided, however, that any such amendment shall be made effective for all purposes for the entire period during which the Plan shall have failed (if at all) to qualify for such tax exemption. Moreover, at the election of the Plan Administrator, any amendment shall be deemed to have been made on the first day of a Plan Year if:

                  (a) such amendment is adopted no later than 2-1/2 months after the termination of the Plan Year, and

                  (b) such amendment does not reduce the Accrued Benefit of any Participant determined either as of the beginning of the Plan Year or as of the time of adoption of such amendment.

                                  ARTICLE XIV

                    Termination or Merger of Plan and Trust

         14.1 Termination. The Company (for itself and each Employing Company) intends to continue the Plan and the payment of contributions hereunder indefinitely, but it does not assume a contractual obligation to do so. The Company (for itself and each Employing Company) reserves the right, at any time, to discontinue contributions hereunder permanently or temporarily. Each Employing Company reserves the right by action of its board of directors to withdraw from the Plan or discontinue contributions thereunder.

         14.2 Benefits After Plan Termination. In the event of the termination of the Plan, each Participant shall have a non-forfeitable Vesting Percentage equal to 100%. Following termination of the Plan, but subject to whatever reasonable administrative delays may be imposed by the Trustees or Plan Administrator in the circumstances, all benefits under the Plan shall be paid at the time and in the manner provided in accordance with Articles VII and VIII.

         14.3 Partial Termination. In the event of a partial termination of the Plan, each affected Participant shall have a non-forfeitable Vesting Percentage equal to 100% in the portion of his Employer Contribution Accounts affected by the partial termination. If such a Participant has a Vesting Percentage of less than 100% in any portion of his Employer Contribution Accounts not affected by or credited after the partial termination, any non-forfeitable balances held in the Trust pursuant to the preceding sentence shall be held as sub-accounts in the Participant's Employer Contribution Accounts until the Participant's Vesting Percentage equals 100%, at which time such sub-accounts shall be combined with the Participant's regular Employer Contribution Accounts.

         14.4 Plan Merger. If the Plan is merged or consolidated with, or if its assets or liabilities are transferred to any other employee plan, the benefit that each Participant would receive immediately after such merger, consolidation, or transfer, if the resulting plan were terminated, shall be equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation, or transfer if this Plan had then been terminated.

                                   ARTICLE XV
                 Fiduciary Responsibilities and Indemnification

         15.1 Allocation of Responsibilities. The Company, the Trustees and the Plan Administrator shall be Named Fiduciaries. In accordance with the procedures established herein, such Named Fiduciaries shall have the right to allocate fiduciary responsibilities (other than trustee responsibilities) among themselves and to designate other persons to carry out such responsibilities.

         15.2 No Joint Responsibilities. Any allocated fiduciary responsibility or any fiduciary responsibility which a person has been designated to perform is intended to be the responsibility only of the fiduciary to whom allocated or of the designated fiduciary and not the joint responsibility of that fiduciary and any other fiduciary. Unless a Named Fiduciary has acted imprudently in making or continuing an allocation or designation, a Named Fiduciary shall not be responsible for the action or omission of any person who has been designated by such Named Fiduciary to perform a fiduciary responsibility or to whom a fiduciary responsibility has been allocated in accordance herewith. A person acting upon the directions of or in accordance with decisions made by a fiduciary shall not be deemed to have assumed joint responsibility for such directions or decisions.

         15.3 Indemnification. The Company shall indemnify and save harmless any individual acting in a fiduciary capacity from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, attorney's fees, costs and expenses incident to the performance of such person's duties unless resulting from the gross negligence, willful misconduct, or lack of good faith of such individual. Such indemnification shall apply to any such individual even though at the time liability is imposed on the individual he is no longer acting in a fiduciary capacity.

         15.4 Liability Insurance. The Company may purchase insurance to cover the potential liability of persons who serve in a fiduciary capacity with regard to the Plan.

         15.5 Fiduciaries. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan and may participate in the Plan and receive benefits under the Plan as a Participant or Beneficiary.

                                  ARTICLE XVI
                                 Miscellaneous

         16.1 Investment of Plan Assets. All assets of the Trust Fund under the Plan shall be invested in accordance with the provisions of the Mackenzie Investment Management Inc. Savings Plan Trust; provided that if permitted by the Plan Administrator according to a uniform and non-discriminatory policy, a Participant or Beneficiary may direct the Trustees as to the investment of any or all of his accounts in the Trust Fund, either generally or in respect of some particular investment or investments. Any such direction shall be submitted to the Trustees by the Plan Administrator and the Trustees shall be bound by such direction until written notice terminating or changing such direction is received by the Trustees from the Plan Administrator. All income, gains and losses attributable to property invested by the Trustees at the direction of a Participant or Beneficiary shall be allocated solely to the account of that person and all costs, fees, taxes or other charges of any kind incurred (or increased, to the extent of the increase) in connection with such investment shall be charged solely to the account for which the investment is made.

         16.2 Notices and Certifications. (a) In any case in which the Company or Trustees shall be directed to take any action upon the occurrence of any event, the Company or the Trustees, as the case may be, shall take the appropriate action only upon receipt of any notice, paper or document reasonably believed by any of them to be genuine, and to have been signed or sent by the person or persons properly authorized. Communications by the Company concerning the Plan shall be signed by a member of the Plan Administrator. The Plan Administrator shall advise the Trustees from time to time of changes in the Company's authorized personnel.

         (b) Any notice required or given hereunder shall be conclusively deemed to be received by the addressee, if sent by certified or registered mail, postage prepaid, addressed to the Company or, if to the Trustees or the Plan Administrator, care of the Company, at the Company's principal place of business. Any party may change its address for the receipt of notices by informing the others, in writing, of such change of address.

         16.3 No Employment Contract. Nothing contained in this Plan shall be construed to be a contract of employment between any Employing Company and any Employee. Nothing contained herein shall be deemed to give to any Employee the right to be retained in the employ of any Employing Company or to interfere with the right of any Employing Company to discharge any Employee at any time, with or without cause, nor shall it be deemed to give any Employing Company the right to require any Employee to remain in its employ, nor shall it interfere with the Employee's right to terminate his employment at any time.

         16.4 Return of Company Contributions. The Company has established the Plan for the exclusive benefit of Participants and their Beneficiaries. Except as provided in this Section with respect to contributions made (a) under a mistake of fact, (b) conditional upon the qualification of the Plan, or (c) conditional upon the deductibility of the contributions, no amendment, termination or other action shall divert any part of the assets of the Trust to any purposes other than the exclusive benefit of Participants and their Beneficiaries after defraying reasonable expenses of Plan administration.

                  (a) Mistake of Fact. If an Employing Company makes a contribution to the Plan under a mistake of fact, the Trustee shall return such contribution, less any expenses incurred in connection therewith, to such Employing Company within one (1) year of the payment of such contribution.

                  (b) Denial of Plan Qualification. In the event any District Director of Internal Revenue or the Secretary of Labor at any time shall determine that the Plan or Trust is not qualified under the applicable provisions of the Code or ERISA, any contributions to the Plan made by any Employing Company for Plan Years that are affected by such disqualification shall be deemed to be conditioned upon such qualification and shall be returned to the respective Employing Companies, less expenses incurred in connection therewith, within one (1) year after the date of denial of qualification.

                  (c) Denial of Tax Deduction. In the event the deduction of any contribution to the Plan by any Employing Company is disallowed under the applicable provisions of the Code, such contribution shall be deemed to be conditioned upon such deduction and shall be returned to the Employing Company, less any expenses incurred in connection therewith, within one (1) year after the date of the disallowance.

         16.5 Spendthrift Provisions and Domestic Relations Orders.

                  (a) The interest hereunder of any Participant or Beneficiary shall not be alienable by such Participant or Beneficiary either by assignment or by any other method and shall not be subject to be taken by his creditors by any process whatever, except as permitted by law. The Trust shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

                  (b) The preceding paragraph shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before July 1, 1987.

                  (c) The term "qualified domestic relations order" means a domestic relations order which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the benefits payable with respect to a Participant under a plan and with respect to which the following requirements of this Section 16.5 are satisfied.

                  (d) The term "domestic relations order" means any judgment, decree, or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, child, or other dependent of a Participant, and is made pursuant to a State domestic relations law (including a community property law). A domestic relations order meets the foregoing requirements only if such order clearly specifies (i) the names and mailing addresses of the Participant and of each alternate payee covered by the order, (ii) the amount or percentage of the participant's benefits to be paid by the plan to each alternate payee, or the manner in which such amount or percentage is to be determined, (iii) the number of payments or periods to which such order applies, and (iv) each plan to which such order applies. A domestic relations order meets the requirements of this Section 16.5 only if such order does not require a plan to provide any type or form of benefit, or any options, not otherwise provided under the plan, does not require the plan to provide increased benefits (determined on the basis of actuarial value) and does not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a "qualified domestic relations order."

         16.6 Governing Law. Except in such areas as have been preempted by federal law, the Plan shall be construed, enforced, and regulated by the laws of the State of Florida.

         16.7 Binding Effect. This Plan and every amendment shall be binding upon the heirs, executors and administrators, successors and assigns of Participants, Beneficiaries, the Company, Plan Administrator and Trustees.

         16.8 Interpretation. As may be appropriate, pronouns used in the Plan shall be read and construed to refer to the masculine, feminine, or neuter. Likewise, words in the singular shall be read and construed to refer to the plural.

         16.9 Titles. Titles are included only for convenience and are not to be considered in the interpretation of this document.


                                       MACKENZIE INVESTMENT
                                       MANAGEMENT INC.



Executed November 11, 1993.
Re-executed as conformed
to Include the Second Amendment:
November 8, 1995.
Re-Executed as conformed
to Include the Third Amendment

May 8, 1996

                                       By: /s/ C William Fuller
                                           ------------------------------------
                                       Title: Senior Vice President

                      MACKENZIE INVESTMENT MANAGEMENT INC.

                              PROFIT-SHARING PLAN

                            SUMMARY PLAN DESCRIPTION

                             (Revised April, l998)

                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT-SHARING PLAN


                               TABLE OF CONTENTS


INTRODUCTORY INFORMATION....................................................  1

  1. Name of Plan...........................................................  1

  2. Name of Employer.......................................................  1

  3. Type of Plan...........................................................  1

  4. Plan Administrator.....................................................  2

  5. Plan Trustees..........................................................  2

  6. Persons for Service of Legal Process...................................  2

  7. Plan Year; Plan Records................................................  2

ELIGIBILITY TO PARTICIPATE..................................................  2

CONTRIBUTIONS...............................................................  2

  1. Pre-tax Savings Contributions..........................................  2

  2. Company Matching Contributions.........................................  4

  3. Rollover Contributions.................................................  6

BENEFITS....................................................................  6

  1. Benefits Provided By Plan..............................................  6

       Savings Contribution Account and Rollover Contribution Account.......  6

       Company Matching Contribution Accounts...............................  6

  2. Payment of Benefits....................................................  7

  3. Annuity Options........................................................  8

  4. Federal Taxation of Benefits...........................................  9

INVESTMENT OF TRUST FUND....................................................  9

  1. The Trust Fund.........................................................  9

  2. Investment Fund........................................................  9

  3. Your Interest..........................................................  9

  4. Investments............................................................  9

LOANS....................................................................... 10

WITHDRAWALS................................................................. 11

  1. Before Age 59 1/2...................................................... 11

  2. After age 59 1/2....................................................... 12

  3. Valuation Adjustments for Withdrawals.................................. 12

MISCELLANEOUS............................................................... 12

  1. No Benefit Insurance................................................... 12

  2. Power to Amend or Terminate............................................ 12

  3. Terms of Plan Document Govern.......................................... 12

  4. No Employment Contract................................................. 12

  5. Top Heavy Provisions................................................... 12

CLAIMS; LEGAL RIGHTS AND DUTIES............................................. 13

  1. Claims Procedure....................................................... 13

  2. Legal Rights and Duties................................................ 13

                                  ATTACHMENTS



         CLAIMS PROCEDURE
              Attachment "A"


         DESIGNATION OF BENEFICIARY FORMS
              Attachment "B"

         LOAN DOCUMENTS
              Attachment "C"

                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT-SHARING PLAN
                            Summary Plan Description
                                  Revised 4/98

INTRODUCTORY INFORMATION

         1. Name of Plan. The name of the Plan is the "Mackenzie Investment Management Inc. Profit-Sharing Plan". The Plan Number is 001.

         2. Name of Employer. The Plan is maintained by Mackenzie Investment Management Inc. (the "Company"). The Company's Identification Number ("EIN") is 59-2522153.

         3. Type of Plan. This Plan is designed to give you an opportunity to build long-term tax-deferred savings for retirement.

         The following types of contributions are permitted under the Plan:

                  A. Employee Contributions

                           Pre-Tax Savings Contributions: This type of
                  contribution is the savings that you elect to have deducted from your Compensation on a pre-tax basis, as allowed by
                  Section 401(k) of the Internal Revenue Code. Once you become a participant in the Plan you will be eligible to have Savings Contributions made so long as you remain employed by the Company and meet the requirements described below. Your Savings Contributions each year (plus any 401(k)-type contributions during the year to another employer's plan and any IRA contributions) may never exceed an annual dollar limit set for each year by the IRS.

                  B. Company Matching Contributions

                  (i) Fixed Matching Contributions: This type of contribution is a percentage of each eligible participant's Pre-Tax Savings Contributions, subject to some limitations explained in the "Contributions" Section below. Its purpose is to encourage and reward Savings Contributions.

                  (ii) Discretionary Matching Contributions: The Company may also make Discretionary Matching Contributions to the Plan. If this type of contribution is made for a Plan Year, it will be allocated among all eligible participants who made Pre-Tax Savings Contributions, as further explained in the "Contributions" Section below.

                  To be eligible for sharing in either Fixed Matching or Discretionary Matching Contributions, you must meet a service requirement during the Plan Year, as described in the "Contributions" Section below.

         C. Rollover Contributions

         If you receive an eligible distribution from a previous employer's qualified retirement plan, you may roll it over tax free to the Plan within 60 days.

         4. Plan Administrator. The day to day operation of the Plan will be administered by C. William Ferris as Plan Administrator. The Plan
Administrator's address is care of Mackenzie Investment Management Inc., Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432. His telephone number is (561) 393-8900.

         5. Plan Trustees. The Trustees of the assets of the Plan are Michael
G. Landry, Keith J. Carlson and C. William Ferris. For purposes of the Plan, their address is care of the Company at its address above.

         6. Persons for Service of Legal Process. Service of legal process may be made on the Plan Administrator or the Trustees, at the address set out above.

         7. Plan Year: Plan Records. The records of the Plan are kept on the basis of a Plan Year which is January 1 to December 31.

ELIGIBILITY TO PARTICIPATE

         1. Entry Date for Full-Time Employees. If you work 37 1/2 or more hours per week, you are eligible to participate in the Plan on the first day of the first Plan Year quarter that coincides with or follows the day you begin work for the Company.

         2. Entry Date for Part-time Employees. If you work fewer than 37 1/2 hours per week or if you are a temporary or other time-limited employee, you are eligible to participate in the Plan on the first day of the first Plan Year Quarter that coincides with or follows your completion of twelve consecutive months of service during which you have worked at least 1,000 hours.

         The Plan Year quarters are the calendar year quarters, beginning on January 1, April 1, July 1, and October 1 in each year. Being a participant in the Plan means that you are eligible to elect Savings Contributions, but you are not required to do so. All Savings Contributions are completely voluntary.

CONTRIBUTIONS

         1. Pre-tax Savings Contributions. You may have tax-deductible contributions made to the Plan on your behalf by executing a compensation reduction (savings) agreement with the Company. These Savings Contributions will be made by reducing your Compensation through payroll withholding. With the exceptions described in the following sentences, "Compensation" for the purpose of this

Plan means all wages and salaries paid to you by the Company, including overtime pay, commissions and bonuses. Your Compensation also includes any Savings Contributions made on your behalf as well as any pre-tax payments deducted from your pay for benefits under a "cafeteria" type of plan. However, Compensation does not include any employer matching contributions or other payments made to this or any other employee benefit plan. Moreover, no more than $160,000 of Compensation may be taken into account for each participant during the Plan Year. This legal limit is adjusted periodically for inflation.

         Any Savings Contributions you elect will be turned over to the Trustee for investment in your account in the Trust Fund.

         Although Savings Contributions are deductible for federal income tax purposes, they are subject to FICA (Social Security) tax as they are withheld from your pay, unless you have already paid the maximum FICA tax for the year. Depending on the tax laws of the state or states in which you live and work, your Savings Contributions may also be deductible for state income tax purposes.

        Your Savings Contributions to the Plan are completely voluntary. You may elect Savings Contributions in whole-percentage increments from one (1) percent to twenty (20) percent of your Compensation, subject to the following limitations:

                  (i) In 1998, you cannot make more than $10,000 of Savings Contributions to the Plan. This legal limit is adjusted periodically for inflation.

                  (ii) The Savings Contributions of all participants must satisfy certain nondiscrimination tests in Section 401(k) of the Internal Revenue Code.

         You may elect to start your Savings Contributions at the beginning of the Plan Year quarter that coincides with or follows your completion of the Plan's eligibility requirements, or any subsequent Plan Year quarter (January 1, April 1, July 1, or October 1). Other elections (to stop, restart or change your rate of Savings Contributions) will be effective as explained below, provided that you make your election in writing by the applicable deadline set by the Plan Administrator.

         Once you have made a Savings Contribution election, it will continue in effect at the Savings Contribution rate you have elected until any of the following occurs:

         (i) you elect to increase or decrease your contribution rate, effective with the first pay date of the next Plan Year quarter; or

         (ii) you elect to stop making contributions, effective with the first pay date of the next Plan Year quarter; or

         (iii) you terminate your employment with the Company, effective upon termination; or

         (iv) the Plan Administrator requires you to reduce your contribution rate (or even to take a taxable refund of some of your Savings Contributions) to enable the Plan to comply with federal Tax Code requirements, effective as determined by the Plan Administrator.

         So long as you have a Savings Contribution agreement in effect, the Savings Contribution rate you have elected will be applied to all "Compensation" paid to you. Remember, "Compensation" includes only the types of income described above.

         2. Company Matching Contributions.

                  A. Fixed Matching Contributions. The Company will match your Savings Contributions as described below.

                           I. Eligibility for Match. To be eligible to receive
a Fixed Matching Contribution for a Plan Year, you must (i) elect Savings Contributions during the Year, and (ii) complete 1,000 Hours of Service during the Year.

         "Hour of Service" means:

         Each hour for which you are directly or indirectly paid by the Company for working; and

         Each hour, up to a maximum of 501 for any single event, for which you are directly or indirectly paid or entitled to payment when you were not working including vacation, jury duty, disability and other reasons set forth in the plan; and

         Each hour for which you receive back pay, either by award or by agreement of the Company and without regard to mitigation of your damages.

                           II. Amount of Match. The amount of your Fixed
Matching Contribution for a Plan Year depends on the amount of your Savings Contribution.

         Your Fixed Matching Contribution will be 50% of your Savings Contributions; up to a maximum match equal to 3% of your Compensation (as defined above) for the Year.

         To illustrate the above, Fixed Matching Contributions will be made as follows:

                 Savings
             Contribution Rate                               Match
             (As a percentage                           (As a percentage
              of Compensation)                          of Compensation
             ------------------                         ----------------
                    0%                                         0%
                    1                                        0.5
                    2                                        1.0
                    3                                        1.5
                    4                                        2.0
                    5                                        2.5
                    6 or more                                3.0

         Example 1. Assume that you elect to have the Company make a Savings Contribution of 10% of your Compensation during a Plan Year. Also assume that your total Compensation for the Plan Year was $26,000. The tax-deductible Savings Contribution made for you will equal 10% of $26,000, or $2,600.

         The Company's Fixed Matching Contribution will be $780, calculated as follows: 50% of your Savings Contribution (50% x $2,600 = $1,300), but not more than 3% of your Compensation for the Plan Year (3% x $26,000 = $780).

         Therefore, your Savings Contribution of                    $2,600
         plus the Fixed Matching Contribution of                       780
                                                                    ------
         gives you a total contribution of                          $3,380

$3,380 would be 13% of your total Compensation for the Plan Year.

         Example 2. Assume that you elect to have the Company make a Savings Contribution of 10% of your compensation during a Plan Year. Also assume that your total Compensation for the Plan Year was $100,000. The tax deductible Savings Contribution made for you will equal the lesser of 10% of your compensation (10% x $100,000 $10,000) or the maximum IRS limit in effect for the Plan Year ($9,500 for 1997).

         The Company's Fixed Matching Contribution will be $3,000, calculated as follows: 50% of your Savings Contribution (50% x $9,500 during 1997 $4,750), but not more than 3% of your Compensation for the Plan Year (3% x $100,000 $3,000).

         Therefore, your Savings Contribution of                    $ 9,500
         plus the Fixed Matching Contribution of                      3,000
                                                                    -------
         gives you a total contribution of                          $12,500

$12,500 would be 12. 5% of your total Compensation for the Plan Year.

            B. Discretionary Matching Contributions. In any Plan Year, at the discretion of its Board of Directors, the Company may contribute an additional amount to match a portion or all of your Pre-Tax Savings Contributions. Discretionary Matching Contributions will be made in the same manner as Fixed Matching Contributions. Any such contributions will be subject to the same eligibility requirements (election of Pre-Tax Savings, and 1,000 Hours of Service) as Fixed Matching Contributions.

         3. Rollover Contributions. You may transfer, with the approval of the Plan Administrator, any amounts you receive as a distribution from another qualified retirement plan; provided that the transfer does not adversely affect the qualified tax status of this Plan. Any transfer must be made to the Plan within 60 days of the distribution to you.

       Any amounts so received will be invested by the Trustee as a separate account, and the value of such account will not increase or decrease benefits otherwise payable to you. You will always be fully vested in the amounts transferred. If you are interested in making a rollover contribution, please contact the Plan Administrator for further information.

BENEFITS

         1. Benefits Provided By Plan.

         Retirement. Disability or Death Benefit. Your benefit from the Plan will be equal to 100% of your account in the Trust Fund and is payable after your retirement, disability or death prior to reaching your Normal Retirement Date (age 65).

         Termination Benefit. If your employment terminates for any reason (other than retirement, death or disability), you will be entitled to a termination benefit equal to your vested interest in the Trust Fund.

                  Savings Contribution Account and Rollover Contribution Account. Your vested interest in the Trust Fund attributable to your Savings Contributions and/or Rollover Contributions, if any, is always 100%.


                  Company Matching Contribution Accounts. Your vested interest in the Trust Fund attributable to Company Matching Contributions is based on your Vesting Years of Service with the Company, in accordance with the following table.

Vesting                               Vested               Forfeitable
Years of Service                    Percentage             Percentage
-------- -------                    ----------             ----------
Less than 2 years                      -0-                    100%
2 but less than 3                      20%                     80%
3 but less than 4                      40%                     60%
4 but less than S                      60%                     40%
S but less than 6                      80%                     20%
6 years or more                       100%                      0%

Thus. if you quit or are discharged before you have 2 Vesting Years of Service. you will not receive any benefit under the Plan from any Company contributions.

         As used in this table, a "Vesting Year of Service" is any Plan Year during which you complete at least 1,000 Hours of Service. Hours of Service has the same meaning as in the "Contributions" Section above.

         A "Break in Service" occurs if you fail to complete at least 501 Hours of Service during a Plan Year. You may lose credit for prior Vesting Years of Service if you incur five or more consecutive

Breaks in Service. The Plan Administrator will explain these "Break in Service" rules if they affect you.

         If you have any questions about computing your Vesting Years of Service, please ask the Plan Administrator.

         If your employment terminates before you are 100% vested in your Company Contribution Account in the Trust Fund, the unvested percentage will be held for you until you have one "Break in Service" (as defined above) and then will be forfeited. Forfeitures attributable to Company Matching Contributions are used to reduce the cost of future Matching Contributions. However, if you die or become disabled before you have a Break in Service, your Account vests automatically and becomes payable as explained in the "Payment of Benefits" Section below. Also, if you return as an employee of the Company before you have five consecutive Breaks in Service, your unvested forfeiture will be restored to you (without interest) out of then-current forfeitures. The restored forfeiture will then become vested in accordance with the applicable table above as you work additional Vesting Years of Service.

         2. Payment of Benefits.

         Retirement. Disability or Termination Benefit. Your retirement, disability or termination benefit will be payable in any of the following forms you select: (i) in a lump sum or (ii) if your vested interest in the Trust Fund exceeds $5,000, in installments for a period not to exceed your life expectancy or the joint life expectancies of yourself and your beneficiary.

         Timing of Payment. Once your employment ends, you generally may elect to have your benefit valued and paid as of any subsequent valuation date of the Plan, by giving at least 30 days' written notice to the Plan Administrator. However, certain limits and administrative rules apply. If you retire at or after age 65, your benefit will be paid as of the next Plan valuation date, unless you elect otherwise. If you terminate prior to age 65, your benefit won't be paid until you turn age 65, unless you elect otherwise. If you terminate because of disability, your benefit won't be paid until the earlier of age 65 and the date when your disability benefits under any Company-paid disability plan stop. Under no circumstances may the start of your benefits be delayed beyond the April 1 after you turn age 70 1/2, even if you have not yet retired. If your total benefit under the Plan is $5,000 or less, your benefit will be valued and paid (in a lump sum) as of the next Plan valuation date after you leave the Company's employment.

         Death Benefit. If you should die prior to receiving any or all of your interest in the Trust Fund, your interest will be paid as a death benefit. The benefit will be payable in either of the following forms your beneficiary selects: (i) in a lump sum or (ii) if your interest exceeds $5,000, in up to five annual installments. Under certain circumstances, which will be explained by the Plan Administrator to your beneficiary in case of your death, installment payments may be spread out over a period not to exceed your beneficiary's life expectancy.

           You may designate one or more beneficiaries and you may change your beneficiary on the form attached to this summary as Attachment B, or on a copy of the form, which you may obtain from the Plan Administrator. Federal law requires that if you are married and you wish to designate a primary beneficiary other than your spouse, the designation will be effective only if your spouse consents to the designation and if his or her signature is either notarized by a notary public or witnessed by the Plan Administrator. If you are not married when you designate a beneficiary and you later marry before receiving your benefits, your original designation will automatically be modified by your marriage and you may renew your designation or execute a new designation for someone other than your spouse only as provided above.

         If you do not designate any beneficiary, your death benefit will be paid to your surviving spouse, or if none, to your children, or if you die without children, the death benefit will be paid to your estate or applied to your debts or funeral expenses.

         3. Annuity Options.

         Some of the features of the Company's prior 401(k) plan (the "predecessor plan") are retained by this Plan for your account in that predecessor plan, which was transferred directly to this Plan. The following is a brief explanation of the predecessor plan features which apply to the portion of your account in this Plan which represents your benefit from the predecessor plan.

Payment Options

         In addition to the lump sum and annual installment methods of payment discussed above, if your account value from the predecessor plan exceeds $5,000, you are eligible to elect to receive your benefit attributable to that account value in the form of an annuity payable monthly over your lifetime. If you elect an annuity and you are married, it will be paid monthly over the joint lives of your spouse and yourself unless your spouse consents to your election of some other form of payment or beneficiary. Any such consent must be notarized or witnessed by the Plan Administrator.

Death Benefit

         As described above, a death benefit is payable to your beneficiary upon your death while you are a participant in the Plan. However, if you are married, the death benefit attributable to the account value from the predecessor plan is automatically payable as an annuity to your spouse commencing upon your death and payable monthly for your spouse's lifetime. If you have attained age 35, you and your spouse may waive this annuity form of benefit. Your spouse will instead receive the benefit in one of the other forms available under the Plan.

         4. Federal Taxation of Benefits.

         Tax Deferred Benefit. Your tax deferred benefits resulting from Company contributions and any Savings Contributions made on your behalf and Plan earnings on those contributions will not be taxed until the benefits are actually paid to you or your beneficiary and then may be eligible for special favorable federal income tax treatment. (Special federal tax treatment is not available for any benefits you withdraw from the Plan while you are still an employee of the Company. See "Withdrawals' Section below.)

         Any benefits paid to you before you are age 59 1/2 (or age 55, if your employment with the Company has terminated before you are paid) generally will be subject to a 10% early payment tax, as well as to any applicable regular tax. There are a few exceptions to this early payment tax. For example, it applies only to the extent that the amount you receive from the Plan is not rolled over to another qualified plan or an individual retirement account and your distribution exceeds your federal tax deductible medical expenses for the year. The tax also doesn't apply to payments made on account of your death or if you qualify for Social Security disability payments or if you are eligible to and elect to receive your termination benefit in annual installments over your life expectancy or your and your beneficiary's joint life expectancies.

         Responsibility for Tax Matters. The federal tax treatment of your benefits from the Plan is subject to change if the tax laws or regulations are changed before you receive your benefits. Therefore, you should check with your own tax advisor concerning the current federal tax treatment of your benefits at the time you are eligible to be paid your benefits. You should also check with your advisor concerning taxation of your benefits by your state. This description of tax treatment is advisory only and no guarantee is given or intended as to any tax result or liability.

INVESTMENT OF TRUST FUND

         1. The Trust Fund. All contributions are held in a Trust Fund managed and invested by the Trustees in accordance with the Plan. Each participant has a separate account in the Trust Fund. Company Contributions are accounted for separately from Savings Contributions and Rollover Contributions.

         2. Investment Fund. The Investment Fund is the fund (or funds) established by the Trustees within the Trust Fund for investment purposes. Income, gains and losses of the Investment Fund will be allocated in proportion to the sizes of the separate accounts in the Investment Fund as of the latest valuation date. (Valuations are made at least annually.)

         3. Your Interest. Your interest in the Trust Fund will be the sum of your accounts in the Investment Fund. The amount of your interest in the Trust Fund will be reported to you at least annually.

         4. Investments. Investment options for all participants will be designated from time to time by the Trustees. The options available will be communicated to you periodically by the Plan Administrator, who will also advise you about the rules and procedures for changing your investment selections.

         The Trustees and Plan Administrator may revise the Plan's investment rules at any time. Changes might be made, for example, in the amount and type of investment choices available, the investment increments you may elect and the frequency of asset valuations and dates on which you may make changes.

LOANS

         Although the Plan is intended to be a long-term savings plan, we realize that you may incur some major financial expenses before retirement. That is why we built flexibility into the program. Specifically, if you need to use your savings before retirement, you can take a loan against the value of your vested balances in your accounts in the Plan.

         The loan feature may offer you advantages over borrowing from a commercial lender. For example, there generally will be no need for a credit check. Repaying the loan means you are restoring your savings. That way your savings will be available later, when you need them. Plus, the interest you pay will be credited to your account. The Plan Administrator will tell you the prevailing interest rate whenever you are considering a loan.

         There are a few rules to consider when you apply for a loan. You may have only one loan outstanding at any time and only one loan may be requested each year. The maximum amount is $50,000 or, if less, half of your vested interest in the Plan.(1) For example, if you want to borrow $12,000, you must have $24,000 in your vested Plan accounts.

         When you borrow from the Plan, you must repay your loan in equal installments over no more than five years (except as described in the following sentence). If you borrow from the Plan in order to purchase the house or other dwelling that is your "principal residence," then your repayment of the loan can be made over a period of up to ten years. WHILE YOU REMAIN EMPLOYED WITH THE COMPANY, you must make installment payments through payroll deduction each pay day. You may not prepay the loan unless you repay the full outstanding balance in a single payment. IF YOUR EMPLOYMENT TERMINATES, you must pay by check in monthly or quarterly installments. If terminated, you are free to repay the full outstanding balance in a single payment if you wish.

         If you terminate employment and receive your benefit from the Plan before you have repaid the entire loan, your final distribution from the Plan will be reduced by the outstanding amount of the loan.

         Your accounts in the Plan will be used as security for any loans that you have outstanding at any time and the loan will be charged to your accounts as a dedicated investment of those accounts. Thus, your loan balance decreases your other Plan investments and your loan payments go to restore those other investments.

         You will be charged the reasonable cost of making and administering your loan, as determined by the Plan Administrator.

-----------------------
1-Federal law requires that the $50,000 limit be reduced by the highest outstanding balance of a borrower's loan from the Plan during the 12-month period ending on the day before the date on which a new loan is made.

            No loan will be made to a participant who is married on the date the loan is to be disbursed unless the participant's spouse has consented to the loan not more than 90 days before such date and the consent is witnessed by a Notary Public or the Plan Administrator (or a designate). A loan policy statement and sample loan documents are attached to this summary (Attachment "C").

WITHDRAWALS

         1 Before Age 59 1/2. If you have expenses relating to the purchase of your principal residence; the prevention of eviction from or foreclosure on your principal residence; educational expenses for the next semester or term of college tuition for yourself; or your spouse, children or dependents; or medical expenses for yourself; your spouse or your dependents not covered by your health insurance plan; or certain other financial hardships, and you are not yet age 59 1/2 at the time, you may take what is called a "hardship withdrawal" from your vested balances in your accounts in the Plan. In order to take a hardship withdrawal, you must have exhausted all other sources of funds. As a participant in the Plan, this means you must have taken any Rollover funds, and taken the maximum loan available under the program that you can repay. Only then can you withdraw remaining funds.

         If you quality for a hardship withdrawal, you may not withdraw more than what is necessary to resolve your immediate need. You also may not withdraw any amount attributable to earnings on your Savings Contributions or, if you have participated in the Plan fewer than five years, any Company Contributions that have been in the Plan for less than two years. The minimum amount you can withdraw is $500 or, if less, the value of your vested Plan accounts (excluding the earnings on your Savings Contributions).

         Because of the tax advantage this type of plan offers, there are additional tax rules on hardship withdrawals that you should know about. One rule is that you must pay income taxes on your withdrawal. Also, there will be an additional 10% federal penalty tax imposed on any withdrawal before you reach age 59-1/2. The only exception to this penalty is a withdrawal used to pay medical expenses in excess of 7-1/2% of your adjusted gross income.

         In accordance with IRS rules, if your withdrawal is for one of the specific reasons listed in the first paragraph of this Section you may not contribute to the Plan for the next 12 months after you take a hardship withdrawal. In the year this 12-month suspension ends, your total Savings Contributions will be limited by the amount you contributed during the year you took the hardship withdrawal. Assume, for example, you contribute $1,500 on a before-tax basis to the Plan in 1997 and on July 1, 1997, you take a hardship withdrawal. You could not contribute to the Plan for the next 12 months. After that 12-month period, you could resume contributions, but for the period July 1, 1998 through December 31, 1998, you could contribute on a before tax basis only in an amount up to the federal limit reduced by the $1,500 you contributed in 1997.

         2. After Age 59 1/2. Once you reach age 59 1/2, you may withdraw funds from your vested balances in your accounts in the Plan for any reason. You are still limited to a minimum of $500, but the only maximum that applies is that until you have at least five years of participation in the Plan you may not withdraw any Company Contributions that have been in the Plan for less than two years. You are still subject to federal and any applicable state income tax on any withdrawals, but the extra 10% penalty tax won't apply.

         3. Valuation Adjustments for Withdrawals. The balance in your accounts in the Plan will be adjusted to reflect the effects of any withdrawals that you make in between Plan valuation dates. Also, any withdrawal requested for disbursement prior to the next Plan valuation date will be limited in amount by any adjustment necessary to equitably reflect changes to the value of Plan assets since the immediately preceding valuation date.

MISCELLANEOUS

         1. No Benefit Insurance. Your benefits are not insured by the Pension Benefit Guaranty Corporation (the "PBGC") because the PBGC does not insure benefits provided by defined contribution plans.

         2. Power to Amend or Terminate. The Company has the power in the Plan instrument to amend the Plan or terminate it in whole or in part at any time. In the event of a termination you would automatically be 100% vested in your account regardless of your number of Vesting Years of Service.

         3. Terms of Plan Document Govern. This is a summary of the Plan and is necessarily abbreviated. The terms of the actual Plan document will govern in all matters even if there is any inadvertent inconsistency with the descriptions in this summary. A copy of the Plan is available from the Plan Administrator for review or copying. A nominal charge may be made for copies of the Plan.

         4. No Employment Contract. Neither the maintenance of the Plan nor the participation of any employee in the Plan gives an employee the right to be retained in the Company's employ or interferes with the Company's right to discharge any employee at any time or for any reason. The Plan is not an employment contract between any Company and any employee.

         5. Top Heavy Provisions. The federal Tax Code includes special rules that set minimum vesting rates and contribution or benefit formulas for plans which become "top heavy." In general, the Plan would become top heavy if the value of the accounts in the Plan of certain stockholders and officers who are defined as "key employees" exceeds 60% of the value of all assets in the Plan. (If the Company adopts additional retirement plans, all of its plans may have to be aggregated for the top-heavy test.)

         If the Plan does become top heavy, you will receive complete information on any required contribution adjustments. The Plan's vesting schedule currently is already more favorable than that required for a top-heavy plan.

CLAIMS: LEGAL RIGHTS AND DUTIES

         1. Claims Procedure. It is not necessary to file a formal claim to obtain benefits to which you are entitled under the Plan, except that disability benefits cannot be paid without an opinion of a qualified physician and certain optional forms of benefits must be elected by you or your beneficiary and/or approved by the Plan Administrator. If you disagree with the determination of a benefit, you may have the question reviewed according to a claims procedure specified in the Plan. A copy of the claims procedure under the Plan is annexed as Attachment "A" hereto.

         2. Legal Rights and Duties. As a Participant in the Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all plan participants shall be entitled to:

         a) Examine, without charge, at the Plan Administrator's office Plan documents and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and plan descriptions.

         b) Obtain copies of all plan documents and other Plan information upon written request to the Plan Administrator. The administrator may make a reasonable charge for the copies.


         c) Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each participant with a copy of this annual report.

         d) In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in your interest and the interest of other Plan participants and beneficiaries. No one, including your employer, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit or exercising your rights under ERISA. If your claim for a benefit is denied in whole or in part you must receive a written explanation of the reason for the denial. You have the right to have the Plan Administrator review and reconsider your claims.

                  Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

                  If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

                                 ATTACHMENT "A"
            MACKENZIE INVESTMENT MANAGEMENT INC. PROFIT-SHARING PLAN
                          ARTICLE XI- CLAIMS PROCEDURE

         1. Within a reasonable time after the close of the Plan Year in which an event occurs which entitles a Participant or Beneficiary to any benefit under the Trust, the Plan Administrator shall notify the Participant or Beneficiary in writing of the entitlement to the benefit and the amount thereof.

         2. If the Participant or Beneficiary shall claim that he is entitled to any other benefit or amount, he shall notify' the Plan Administrator in writing within 60 days of the notice provided in Section 1 of such claims.

         3. In the event of such a claim, or any other claim for benefits under the Trust, the following procedures shall apply:

                  .01 All claims for benefits under this Section shall be in writing and shall be sufficient to notify' the Plan Administrator of the type of benefit claimed.

                  .02 All claims shall be addressed to the Plan Administrator or the chief personnel officer of the Employer.

                  .03 If a claim is denied in whole or in part by the Plan Administrator, he shall furnish the claimant written notice of such denial within ninety (90) days after receipt of the claim by him (or within one hundred eighty (180) days after such receipt if extenuating or special circumstances require an extension of time).

                  .04 The notice of denial shall set forth, in a manner calculated to be understood by the claimant, (I) the specific reason or reasons for the denial, (ii) specific reference to the pertinent provisions of the Trust, (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and (iv) an explanation of this claims procedure.

                  .05 Upon receipt of a notice of denial, the claimant may, by a written application filed with the Plan Administrator within 60 days of receipt of the notice, request a review by the Plan Administrator of such denial.

                  .06 In connection with such review, the claimant may review pertinent documents, may submit issues and comments in writing and may request a hearing before the Plan Administrator.

                  .07 Within sixty (60) days after receipt of a request for review (or within one hundred and twenty (120) days after such receipt if special circumstances, such as the need to hold a hearing, require an extension of time) the Plan Administrator shall notify the applicant in writing of his decision and the reasons for his decision and shall refer the Applicant to the provisions of the Plan which form the basis for his decision.

                                                                   Revised 4/98
                                 ATTACHMENT "B"
                      MACKENZIE INVESTMENT MANAGEMENT INC.
                         PROFIT-SHARING PLAN 401K PLAN
                            BENEFICIARY DESIGNATION

I wish to name the following person or persons to receive all proceeds in my accounts in the event of my death. If I'm married, I understand that by law I'm required to have my spouse's consent if name a beneficiary other than my spouse. I understand that if I fail to get my spouse's signature, then my designation will not be effective. My consenting spouse's signature must be witnessed by a plan representative or notary public.

Primary Beneficiary (or Trust)

Name ______________________________________  Birthdate __________________ Social Security No.____________

Address  ________________________________________________________________________________________________

Name ______________________________________  Birthdate __________________ Social Security No.____________

Address  ________________________________________________________________________________________________

Contingent Beneficiary (or Trust)

Name ______________________________________  Birthdate _________________  Social Security No.____________

Address  ________________________________________________________________________________________________

Name ______________________________________  Birthdate _________________  Social Security No.____________

Address  ________________________________________________________________________________________________


The designated contingent beneficiary is to receive any proceeds payable from this plan if my primary beneficiary dies before me. If none of the designated beneficiaries are living at the time the death benefit is payable, the benefit will be paid as so outlined in the document.


_______________________________________________________________________________
Employee Signature Date                                      Date

I hereby consent to the Designation of Beneficiary made herein by my spouse and fully understand that if I am not a primary beneficiary, by signing this designation 1 will release all my rights to death benefit under this plan.,

_______________________________________________________________________________
Spouse Signature                                             Date

NOTARY PUBLIC/PLAN REPRESENTATIVE

STATE OF_____________________________ COUNTY OF _______________________________

I, ___________________________ a Notary Public (for said County and State) or Plan Representative do hereby certify that _____________________________, personally appeared before me this day and acknowledge the due execution of the foregoing instrument. Witness my hand and official seal this, day of ____________, 19__.



(Official Seal)                            ____________________________________
                                           Notary Public



My commission expires: _______________,19________

                                 ATTACHMENT "C"
                                  Revised 4/98

                             LOAN POLICY STATEMENT
                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT SHARING PLAN
                           By the Plan Administrator


         As Plan Administrator for the Mackenzie Investment Management Inc. Profit Sharing Plan (the "Plan"), 1 am pleased to announce the following policy for loans to Plan Participants and Beneficiaries:

         (1) Availability of Loans.

         Loans are available to Plan Participants and to Beneficiaries of deceased Participants. Loans will be withdrawn from Participants' Vested Plan Accounts on a pro rata basis.

         To ensure that the Plan will suffer no loss in the event of default of any loan, each loan will be made as a self-directed investment of the vested portion of the borrower's account (his or her "Account Balance") in the Plan. A borrower may have only one loan outstanding at any time, and no person may borrow more than once during any twelve-month period.

         (2) Application Procedure.

         To apply for a loan, please fill out and return an application form. A sample application form is attached to this Policy Statement. All approved loans will be paid out to borrowers as soon as practical after approval.

         As required by federal law, no married participant will be granted a loan from the Plan unless his or her spouse signs a Spouse's Consent Form (which must also be witnessed by a notary public) to acknowledge the effect of the loan on the borrower's interest in the Plan.

         (3) Amount Available.

         No loan will be granted for less than $1,000. As required by federal law, the aggregate amount of all loans outstanding to any one borrower will be limited to fifty percent of the borrower's vested Account Balance (but not more than $50,000) within any twelve-month period.1


         (4) Security for Loans.

-------------------------

1 Federal law requires that the $50,000 limit be reduced by the outstanding balance of a borrower's loan from the Plan during the 12-month period ending on the day before the date on which a new loan is made.

         All loans from the Plan must be secured by fifty percent of the borrower's vested Account Balance in the Plan. If a borrower fails to repay the loan, then the portion of the borrower's vested Account Balance used as security will be applied against the delinquent portion of the borrower's loan balance by the Plan Administrator as soon as the borrower would otherwise be eligible for a benefit payment from the Plan. In the meantime, the borrower will continue to owe interest on the delinquent loan and will suffer adverse tax consequences.

         (5) Interest Rate on Loans.

         A reasonable interest rate will be established by the Plan Administrator periodically to apply to all loans granted before the next time the rate is set. Once a loan is made, the interest rate will remain fixed for the duration of the loan. Generally, the interest rate will be approximately equal to the "prime rate" set by local banks from time to time plus 1%, but the actual rate will be adjusted to reflect the prevailing rate of interest that a professional lender might charge an unrelated party in a similar transaction in light of all the circumstances, as the Administrator deems appropriate. The interest charge will begin to run as of the date of the Promissory Note for the loan and will apply only to the outstanding principal balance.

         (6) Terms of Loans.

         Each loan will be granted for a period of not more than five years unless used to purchase the borrower's principal residence. A loan for this purpose will be granted for a period of up to ten years. No prepayments are allowed (except as described at (8) below).

         (7) Form of Promissory Note.

         Any loan granted will be evidenced by a Promissory Note and Security Agreement signed by the borrower. The form of Promissory Note and Security Agreement attached to this Loan Policy Statement will be used for this purpose.

         (8) Repayment of Loans.

         Each loan must be repaid in substantially equal installments, similar to a mortgage. While you remain employed with the Company, the loan payments will be deducted each pay period from your paycheck. You may prepay the loan only if you repay the full outstanding balance in a single payment. If your employment terminates while you have a loan outstanding, the Plan trustees may agree to change your payments to a monthly or quarterly schedule. Otherwise, you may either repay the loan in full, or (you may take distribution of all or (if the amount exceeds $5,000) part of your vested benefit and have the full amount of the outstanding loan and accrued interest deducted from your benefit distribution.

         (9) Default.

         A loan will be in default if:

                  (a) any installment is delinquent for sixty days after it is due;

                  (b) if the borrower becomes subject to bankruptcy or insolvency proceedings;

                  (c) if the borrower's security for the loan is not maintained at the level required to repay the entire loan (principal plus accrued interest);

                  (d) if the borrower makes any false statements or breaches any provision of the Promissory Note and Security Agreement;

                  (e)      if the loan is not repaid in full by the earlier of
                           (i) the Loan Maturity Date and (ii) the date that the Plan is terminated; or

                  (f) if the borrower has terminated service and receives distribution of all or any portion of the borrower's account balance.

         (10) Loan Fees.

         The borrower must pay all fees and expenses incurred by the Plan trustees to process and administer a loan and to protect the Plan security for the loan.

         (11) Information Concerning Tax Consequences of Loans.

         Interest Is Not Deductible. Interest paid on loans from the Plan will not be deductible by the borrower for federal income tax purposes.

                  Loan Is Not Taxable If Repaid On Schedule. The federal Tax Code provides that a loan obtained under this policy will not result in taxable income to the borrower if the loan is repaid on schedule. However, if a loan is delinquent at the end of the calendar quarter that follows the quarter in which the payment is missed, the Tax Code requires us to report the outstanding loan balance to you and to the IRS as taxable income for the year. Any such taxable income will be taxed at your regular federal and any applicable state income tax rates. It will also be subject to the 10% federal penalty tax if you are under age 59 and 1/2 and none of the exceptions apply to you during the year.

         Even if you are taxed on a loan that has become delinquent, you are still obligated to repay it unless you are also eligible for a benefit distribution from the Plan. When you do repay a delinquent loan that has been taxed to you, you receive a "basis" in your Plan account equal to the delinquent amount, so you will not be taxed on that amount again when you ultimately receive your retirement benefit.



                                        By the Plan Administrator



                                        /s/ C. William Ferris
                                        ---------------------------------------
                                        C. William Ferris

                                                                    REVISED 4/98

                     PROMISSORY NOTE AND SECURITY AGREEMENT
                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT SHARING PLAN


$____________________________              Date:_______________________________
                                                  Boca Raton, Florida


For value received, the undersigned hereby promises to pay to the order of the Trustees of the Mackenzie Investment Management Inc. Profit Sharing Plan (the "Plan").

$_________________________________ ( __________________________________________

Dollars); on or before _______________ years from the date hereof and to pay interest on the unpaid principal balance from the date hereof at the rate of _________ % per annum, all principal and interest to be payable in equal semi-monthly installments of $_____________ commencing on _______________________ continuing until all principal and accrued interest hereunder is paid in full.

To ensure that the Plan will suffer no loss in the event of any failure to repay the loan, the undersigned hereby acknowledges that the loan will be made as a directed investment of his or her own account in the Plan.

All payments hereunder shall be made by payroll withholding unless otherwise permitted by the holder. A borrower who is a current employee of the Plan's sponsor may prepay the loan only if the full outstanding balance is paid in a single payment. A borrower who has terminated service with the Plan's sponsor while a loan is outstanding, and who does not elect to take or is not required to take distribution of his or her vested benefit, shall be permitted to make payments by check in monthly or quarterly installments. A borrower who has terminated service while a loan is outstanding shall be permitted to repay the full outstanding loan balance in a single payment. Prepayment of an outstanding loan balance under the terms of this paragraph shall not cause the borrower to incur a penalty.

         Security for Repayment.

As collateral security for the payment of all indebtedness owing under this Note, the borrower hereby pledges and grants to the holder, and its successors and assigns, a security interest in the borrower's present and future account balances under the Plan, and in the borrower's rights and benefits under the Plan attributable to said account balances, and to any proceeds of said account balances. To the extent required by regulations of the Department of Labor pursuant to the Employee Retirement Income Security Act of 1974, or other applicable federal law, the security interest granted by the borrower to the holder under this Note shall be limited as follows:

         (a) Immediately after the origination of any loan under the Plan to the borrower (including at the close of business on the effective date of this Note), no more than 50% of the borrower's vested accrued benefit under the Plan shall be considered as security for the balance of all loans made under the Plan to the borrower (including the indebtedness under this Note) which is outstanding at that time.

         (b) At all times after the close of business on the effective date of this Note, the holder shall have a security interest in that portion of the borrower's vested accrued benefit which shall equal the borrower's total indebtedness under the Note, including all outstanding principal, all accrued but unpaid interest and all collection and enforcement costs incurred by the holder, and under all other outstanding loans made under the Plan to the borrower.

Events Constituting Default. A loan will be in default:

         (a) In the event that the undersigned shall fail to pay any installment of interest or of principal hereunder when due and the same shall remain unpaid for sixty days after the due date;

         (b) In the event that the undersigned shall become the subject of bankruptcy or insolvency proceedings or other proceedings for the relief of debtors;

         (c) In the event that the undersigned fails to maintain the holder's security at the level provided above;

         (d) In the event that the undersigned makes any false statement or breaches any promise made in connection with the loan;

         (e) In the event that the undersigned shall fail to repay the entire loan (principal plus accrued interest) by the earlier of (i) the Loan Maturity Date identified at page 1 of this Agreement, and (ii) the date that the Plan is terminated; and

         (f) In the event that a borrower who has terminated service with the Plan's sponsor receives a distribution of all or any portion of the borrower's account balance.

Upon the occurrence of any or all of the foregoing events of default, the holder hereof may declare this Note to be due and payable and the same shall forthwith become due and payable without any further notice, presentment or demand of any kind.

Upon default in the payment or performance of any of the obligations hereunder, the payee or any subsequent holder may apply or set off against such obligations all or any portion of the aforesaid interest as soon as the borrower is eligible to receive a benefit distribution from the Plan.

No prepayment of the unpaid principal balance of this Note or the interest thereon shall be allowed, except by a borrower who pays the entire outstanding balance in a single payment.

In the event the undersigned shall default on any payment of principal or interest due under this Note, and in addition to all other amounts hereunder, the undersigned shall pay to the holder the costs of collection thereof (including any reasonable attorneys' fees) actually incurred by the holder.

All amounts not paid when due hereunder shall bear interest at the rate stated above.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written. This Note shall take effect as a Florida sealed instrument.



Borrower:
          _______________________________________________________
          Name
          Mackenzie Investment Management Inc.
          700 South Federal Highway, Suite 300
          Boca Raton, FL 33432
          Phone 800-456-5111
          Fax 561-391-4955

                                                                            4/98

                           LOAN DISCLOSURE STATEMENT
                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT SHARING PLAN


Borrow Signature:
                 ---------------------------------------------------

Date:
     ---------------------------------------------------------------

================================================================================

ANNUAL PERCENTAGE              FINANCE                     AMOUNT                      TOTAL
RATE                           CHARGE                      FINANCED                    PAYMENTS
-----------------              ----------                  --------                    --------
The Cost of                    The dollar                  The amount                  The amount
your credit at                 amount the                  of credit                   you will
a yearly rate                  credit will                 provided to                 have paid
                               cost you                    you or on                   after you have
                                                           your behalf                 made all
                                                                                       payments as
                                                                                       scheduled

_____________%                 $ _________________         $__________________         $__________________



================================================================================


You have the right to receive at this time an itemization of the Amount
Financed.

____________  I want an itemization. __________ I do not want an itemization

Number of Payments           Amount of payments          When Payments are Due
------------------           ------------------          ---------------------


------------------           ------------------          ---------------------

         Security: You are giving a security interest in fifty percent of your account in the Plan attributable to all contributions.

         Loan Processing and Administration Fees: $__________________

         Late Charge: If a payment of interest or principal is late, you will be charged interest at the ANNUAL PERCENTAGE RATE on the amount due until the date payment is made.

         No Partial Prepayment: No partial prepayment of your loan is allowed, but you may pay the entire outstanding balance in a single payment.

         Additional Terms: See your Promissory Note and Security Agreement and any other contract documents for additional information about nonpayment, default, costs of collection, and any required repayment in full before the schedule date.


           ______________________________
           "e" means an estimate.

                                                                            4/98








                           LOAN DISCLOSURE STATEMENT
                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT SHARING PLAN


Borrow Signature:
                 ---------------------------------------------------

Date:
     ---------------------------------------------------------------

================================================================================

ANNUAL PERCENTAGE              FINANCE                     AMOUNT                      TOTAL
RATE                           CHARGE                      FINANCED                    PAYMENTS
-----------------              ----------                  --------                    --------
The Cost of                    The dollar                  The amount                  The amount
your credit at                 amount the                  of credit                   you will
a yearly rate                  credit will                 provided to                 have paid
                               cost you                    you or on                   after you have
                                                           your behalf                 made all
                                                                                       payments as
                                                                                       scheduled

_____________%                 $ _________________         $__________________         $__________________


================================================================================


You have the right to receive at this time an itemization of the Amount
Financed.

____________  I want an itemization. __________ I do not want an itemization

Number of Payments           Amount of payments          When Payments are Due
------------------           ------------------          ---------------------


------------------           ------------------          ---------------------

         Security: You are giving a security interest in fifty percent of your account in the Plan attributable to all contributions.

         Loan Processing and Administration Fees: $___________________

         Late Charge: If a payment of interest or principal is late, you will be charged interest at the ANNUAL PERCENTAGE RATE on the amount due until the date payment is made.

         No Partial Prepayment: No partial prepayment of your loan is allowed, but you may pay the entire outstanding balance in a single payment.

         Additional Terms: See your Promissory Note and Security Agreement and any other contract documents for additional information about nonpayment, default, costs of collection, and any required repayment in full before the schedule date.

                                                                  Revised 4/98
                         ITEMIZATION OF AMOUNT FINANCED

                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT SHARING PLAN





Borrower:                                   ___________________________________

Date:                                       ___________________________________



Total Amount Financed:                      $__________________________________


Amount given directly to you:               $__________________________________


Amount paid on your account                 $__________________________________


Amount paid to others on
        your behalf:                        $__________________________________

                              SPOUSAL CONSENT FORM

                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT SHARING PLAN


[ ] I declare that I am unmarried and the spousal consent requirements do not apply.

[ ] I am married. Below please find the consent of my spouse.

I hereby consent to the foregoing election by my spouse to withdraw his/her benefit from the above named plan.



____________________________________        ___________________________________
Spouse's Signature                          Participant's Signature



Witnessed By:


____________________________________        __________________
Plan Administrator's Signature              Date



or



____________________________________        __________________
Notary Public                               Date

                                                                   Revised 4/98


                              APPLICATION FOR LOAN

                     MACKENZIE INVESTMENT MANAGEMENT, INC.
                              PROFIT SHARING PLAN


Member Name________________________________  Date______________________________

Loan Amount Requested   $_____________________________

Repayment Frequency     Semi-Monthly
                        ______________________________

Term of the Loan        ______________________________



______________________________________________________
Member's Signature


===============================================================================

                                    APPROVED

$_____________________________

Interest Rate ________________%




______________________________                  Plan Administrator's Signature


                                                ______________________________
                                                           Date

FEE SCHEDULE:
                         LOAN APPLICATION FEE   - $50.00
                         ANNUAL MAINTENANCE FEE - $40.00

                      MACKENZIE INVESTMENT MANAGEMENT INC.
                                  401(k) PLAN
                      ENROLLMENT AND ELECTION CHANGE FORM


CONTRIBUTION ELECTION

I elect a salary reduction of ____________% (elect 1 - 20%) to be contributed to the plan each pay period. The Company will match 100% of the first 6% of my compensation that I contribute to the Plan.

INVESTMENT ELECTION

I hereby authorize and direct the investment of my salary reduction contributions and the Company contributions as follows:

                                                              Contributions
Ivy Growth Fund                                                              %
                                            ----------------------------------
Ivy Growth with Income Fund                                                  %
                                            ----------------------------------
Ivy Bond Fund                                                                %
                                            ----------------------------------
Ivy International Fund                                                       %
                                            ----------------------------------
Ivy Global Fund                                                              %
                                            ----------------------------------
Ivy US Emerging Growth Fund                                                  %
                                            ----------------------------------
Ivy International II                                                         %
                                            ----------------------------------
Ivy Developing Nations Fund                                                  %
                                            ----------------------------------
Ivy Canada Fund                                                              %
                                            ----------------------------------
Ivy Pan Europe                                                               %
                                            ----------------------------------
Fidelity Cash Reserve Fund                                                   %
                                            ----------------------------------

           (Enter contribution amount in 5% increments to total 100%)

( )    Self directed brokerage accounts

AUTHORIZATION
-------------------------------------------------------------------------------
I understand that the elections made herein will be effective as of the first day of the calendar quarter following the date indicated below, and that my elections will remain in force as long as I continue to qualify for the Plan or until 1 authorize a change in writing as provided by the Plan.


Name ______________________________________________  SS #______________________
                   (please print)


Address________________________________________________________________________


City, State, Zip_______________________________________________________________


Signature _________________________________  Date______________________________

                             FIRST AMENDMENT TO THE
                       MACKENZIE INVESTMENT MANAGEMENT, ~
                              PROFIT-SHARING PLAN



         This First Amendment to the Mackenzie Investment Management, Inc. Profit-Sharing Plan (the "Plan"), is adopted effective as of January 1, 1994, unless otherwise indicated, by Mackenzie Investment Management, Inc. (the "Company"), in accordance with Article XIII of the Plan and the requirements of the Tax Reform Act of 1986 ("TRA '86"), Code Section 414(q)(6)(C), Code Section 401(a)(17) as appearing in the Model Amendment of IRS Revenue Procedure 94-13, and Code Section 411(a)(11) as appearing in the Model Amendment of IRS Revenue Procedure 9347. The Company hereby amends the Plan as follows:

1. Effective January 1, 1989, Section 2.15 of Article II is amended by adding the following new paragraphs after Paragraph One:

         The family aggregation rules of Code Section 414(q)(6)(C), as modified by Code Section 401(a)(17), and regulations thereunder shall apply to Compensation in the following manner. In the case of an Employee who is either a 5% owner or is both a highly compensated employee (within the meaning of Code
Section 414(q)(6)) and one of the ten most highly compensated employees, the Employee, the Employee's spouse, and any lineal descendants of such Employee who have not attained age 19 before the close of the Year shall be treated as a single Employee (a "family unit") with one Compensation to which the annual compensation limit under the Plan applies. If Compensation for the family unit exceeds the annual compensation limit under Code Section 401(a)(17), then the Plan shall allocate the limit among the members of the family unit pro rata to their Compensation. However, if the Plan provides for permitted disparity under Code Section 401(1), this proration shall not be applied for purposes of determining the portion of each individual's Compensation ("Covered Compensation") that is below the integration level.


2. Section 2.15 of Article II is further amended by adding the following new Paragraphs at the end of the Section:

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000 as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)~) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.


3. Section 8.2 of Article VIII is deleted in its entirety and replaced with the following:

         8.2 Noticeand Election of Benefit Form. As required by section 1.411(a)-11(c) of the Income Tax Regulations, not less than 30 days and not more than 90 days before payment or commencement of a benefit, the Plan Administrator shall give notice to a Participant or Beneficiary concerning the alternative methods by which such benefits are to be paid.

         (a) After receiving such notice, and subject to Paragraph (1)) below, a Participant or Beneficiary shall elect a form of benefit (if applicable) and a method of distribution on a form provided by the Plan Administrator.

         (b) If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (i) the Plan Administrator clearly informs the Participant or Beneficiary that such individual has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (ii) such Participant or Beneficiary, after receiving the notice, affirmatively elects a distribution.


         Except as specifically amended hereby, the Plan is hereby reaffirmed in all respects.

         SIGNED AS A SEALED INSTRUMENT EFFECTIVE AS OF THE DATE STATED ABOVE.



                                        MACKENZIE INVESTMENT
                                        MANAGEMENT, INC.

Dated: October 19, 1994                 By: /s/ C. William Ferris
                                            ----------------------------------
                                        Title: Senior Vice President

                                SECOND AMENDMENT
                                     TO THE
                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT SHARING PLAN


         This Second Amendment to the Mackenzie Investment Management, Inc. Profit-Sharing Plan (the "Plan") is adopted effective as of January 1, 1989, unless otherwise indicated, by Mackenzie Investment Management Inc. (the "Company"). In accordance with Article XIII of the Plan, the Company hereby amends the Plan as follows:

1. Section 2.2 of Article II is deleted and replaced with the following:

         2.2 Actual 401(m) Contribution Percentage. The ratio (expressed as a percentage) of Matching Contributions, qualified non-elective contributions (if any), and elective contributions under the plan on behalf of the Participant for the Plan Year to the Participant's Compensation for the Plan Year. As used in this Plan the term Actual 401(m) Contribution Percentage has the same meaning as the term "contribution percentage" as defined in Code Section 401
(m)(3).

2. Section 2.29 of Article II is deleted and replaced with the following:

         2.29 Family Member. With respect to any Employee or former employee, Family Member means such Employee's or former employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants and descendants. In determining whether an individual is a Family Member with respect to an Employee or former employee, legal adoptions shall be taken into account.

3. Section 2.30 of Article II is deleted and replaced with the following:

         2.30 Highly Compensated Employee shall mean any Employee of an Employing Company (for purposes of this Section, the "Employer") who:

         (a) was a five percent (5%) owner of the Employer (as defined in Code Section 416(i)(1)(A) during the "determination year" or "look-back year"; or

         (b) earned more than $75,000 (as increased by cost-of-living adjustments) of Compensation from the Employer during the "look-back year"; or

         (c) earned more than $50,000 (as increased by cost-of-living adjustments) of Compensation from the Employer during the "look-back year" and was in the "Top-Paid Group" of Employees for such year (as defined under Code Section 4l4(q)(4) and the regulations promulgated thereunder); or

         (d) was an officer of the Employer during the "look-back year" and received Compensation during the "look-back year" from the Employer in excess of fifty percent (50%) of the dollar limitation under Section 415(b)(1)(A) of the Code. The number of officers shall be limited to the lesser of (i) fifty (50) Employees; or (ii) the greater of three (3) Employees or ten percent (10%) of all Employees. If the Employer does not have at least one officer whose annual Compensation exceeds fifty percent (50%) of the dollar limitation under Code Section 415(b)(l)(A), then the highest paid officer of the Employer shall be treated as a Highly Compensated Employee.

         An Employee who is in the group consisting of the one hundred (100) Employees paid the greatest Compensation during the "determination year" and also described in subsections (b), (c) or (d) above when these subsections are modified to substitute "determination year" for "look-back year," shall be deemed a Highly Compensated Employee for the determination year.

         An Employee who separated from Service prior to the "determination year" shall be treated as a Highly Compensated Employee for the "determination year" if such Employee was a Highly Compensated Employee when such Employee separated from Service, or was a Highly Compensated Employee at any time after attaining age fifty-five (55).

         For purposes of this Section, the "determination year" shall be the Plan Year for which a determination is being made as to whether an Employee is a Highly Compensated Employee. The "look-back year" shall be the twelve (12) month period immediately preceding the "determination year." However, if the Employer shall elect, the "look-back year" shall be the calendar year ending with or within the Plan Year for which testing for the determination of which Employees are Highly Compensated Employees is being performed, and the "determination year" (if applicable) shall be the period of time, if any, which extends beyond the "look-back year" and ends on the last day of the Plan Year for which such testing is being performed (the "lag period"). If the "lag period" is less than twelve (12) months, the dollar threshold amounts specified in (1,), (c) and (d) above shall be pro-rated based upon the number of months in the "lag period."

         If an individual is a member of the "family" (within the meaning of Section 414(q)(6)(B) of the Code) of a five percent (5%) owner or a Highly Compensated Employee in the group consisting of the ten (10) Highly Compensated Employees paid the greatest Compensation during the "determination and/or look-back year," then such individual shall not be considered a separate Employee, and any Compensation paid to such individual (and any contribution or benefit on behalf of such individual) shall be treated as if paid to (or on behalf of) the five percent (5%) owner or such Highly Compensated Employee.

4. Subparagraph (Iv) of Section 4.1.2 (h)(ii) is amended by adding the following new paragraph thereto:

         Qualified nonelective contributions (if any) may treated as Matching Contributions to satisfy the Average Actual 401(m) Contribution Percentage Test. Such contributions, whether or not treated as Matching Contributions, shall be nonforfeitable when made and shall be distributable to a Participant only at attainment of age 59 1/2 , or in case of a withdrawal under Section
8.4.2 of Article VIII, or in the event of retirement, death, disability or other termination of service. Such contributions shall also be distributable to Participants in the event of termination of the plan without establishment or maintenance of another defined contribution plan (other than an ESOP or SEP), or in the event of the sale or other disposition of substantially all of the Company's assets to an entity that does not assume the Company's obligations under the Plan.


5. Section 4.1.2(h)(ii) of Article IV is further amended by inserting the following new subparagraph (V):

         (V) In the case of a Highly Compensated Employee whose "Actual 401(m) Contribution Percentage," as defined at Section 2.2 of Article II, is determined under the family aggregation rules of Code Section 414(q)(6) because he is either a owner or one of the 10 most Highly Compensated Employees, the determination of the amount of excess aggregate contributions shall be made as follows:

                  (a) The Actual 401(m) Contribution Percentage shall be reduced by the amount required to cause the Employee's Actual 401(m) Contribution Percentage to equal the ratio of the Highly Compensated Employee with the next highest Actual 401(m) Contribution Percentage. If a lesser reduction would enable the arrangement to satisfy the Actual 401(m) Contribution Percentage test, only the lesser reduction shall be made;

                  (b) The procedure in (a) above shall be repeated until the Plan satisfies the Actual 401(m) Contribution Percentage test;

                  (c) After the application of (a) and (b) above, the highest Actual 401(m) Contribution Percentage remaining under the Plan shall be the highest permitted Actual 401(m) Contribution Percentage; and

                  (d) Any excess aggregate contributions shall be allocated among the Family Members in proportion to any Employee and Matching Contributions of each Family Member that are combined to determine the Actual 401(m) Contribution Percentage.

         For purposes of this Section 4.1.2 (h), the Actual 401(m) Contribution Percentage for Family Members shall be determined by combining Employee Contributions, Matching Contributions, amounts treated as Matching Contributions and Compensation of all Family Members who are eligible to participate in the Plan.

         Except as specifically amended hereby, the Plan is hereby reaffirmed in all respects.

         Signed as a sealed instrument effective as of the date stated above.



                                             MACKENZIE INVESTMENT
                                             MANAGEMENT, INC.



Dated: November 8, 1995                     By: /s/ C. William Ferris
                                               --------------------------------
                                            Title: Senior Vice President

                                THIRD AMENDMENT
                                     TO THE
                      MACKENZIE INVESTMENT MANAGEMENT INC.
                              PROFIT SHARING PLAN

         This Third Amendment to the Mackenzie Investment Management, Inc. Profit-Sharing Plan (the "Plan") is adopted effective as of April 1, 1996, unless otherwise indicated, by Mackenzie Investment Management Inc. (the "Company"). In accordance with Article XIII of the Plan, the Company hereby amends the Plan as follows:

1. Section 2.24 of Article II is deleted and replaced with the following:

         2.24 Entry Date. The first day of each Plan Year quarter (January 1, April 1, July 1 or October i).

2. Section 2.39 of Article II is amended by adding the following sentence at the end of the section:

         **** The Plan Year quarters shall begin on January 1, April 1, July 1 and October 1 of each Plan Year.

3. Section 3.1 of Article III is deleted and replaced with the following:

         3.1 Initial Participation. A full-time Employee shall be eligible to participate upon the next Entry Date coinciding with or following his Employment Commencement Date or as of any subsequent Entry Date while he remains an Employee. A part-time Employee shall be eligible to participate upon the next Entry Date coinciding with or following his completion of one Year of Eligibility Service. For these purposes, a full-time Employee is any Employee who works 37-1/2 or more hours per week. A part-time Employee is any Employee who works fewer than 37-1/2 hours per week and any temporary or other time-limited Employee.

4. Paragraphs (a) (b) and (c) of Section 4.1.1 of Article IV are deleted and replaced with the following:

         (a) Fixed Matching Contributions:

         On behalf of each Participant, an amount equal to fifty percent (~o%) of the Participant's Pre-tax Contributions, but subject to the following: (i) the aggregate amount of each Participant's Fixed Matching Contributions on account of any Plan Year shall not exceed three percent (3%) of his or her Compensation for such Plan Year paid up through the date that the Fixed Matching Contribution (or each installment thereof) is made; and (ii) all Fixed Matching Contributions shall be subject to all other applicable limitations of this Article IV.

         (b) Discretionary Matching Contributions:

         An amount, if any, determined annually by the Board in its sole discretion and allocated, subject to the limitations of this Article Iv, as an equal percentage of each Participant's Pre-tax Contributions made on account of the same Plan Year.

         (c) Limitations Applicable to Highly Compensated Employees:

         All Matching Contributions made on behalf of Participants who are Highly Compensated Employees shall be subject to the provisions of Code Section 401(m) and Subsections (h) and (i) of Section 4.1.2 of this Plan.

5. Paragraph (c) of Section 4.2.2 of Article IV is deleted and replaced with the following:

         * * *

         (c) Modification and Termination of Pre-tax Contributions.

         A Participant's election to commence Pre-tax Contributions shall remain in effect until modified or terminated. A Participant may modify his compensation reduction agreement to increase or decrease the rate of Pre-tax Contributions made on his behalf effective on the first pay date of any Plan Year quarter (January 1 April 1, July 1 or October i).

         Except as specifically amended hereby, the Plan is hereby reaffirmed in all respects.

         Signed as a sealed instrument effective as of the date stated above.




                                  MACKENZIE INVESTMENT
                                  MANAGEMENT INC.


Dated:   March 29, 1996           By: /s/ C. William Ferris
                                      -----------------------------------------
                                      C. William Ferris, Senior Vice President